UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07986

The Alger Institutional Funds

(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004

(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ALGER

THE ALGER INSTITUTIONAL FUNDS

SEMI-ANNUAL REPORT

APRIL 30, 2024 (UNAUDITED)

Table of Contents

THE ALGER INSTITUTIONAL FUNDS

Shareholders’ Letter (Unaudited)	April 30, 2024

Dear Shareholders,

“We tend to overestimate the effect of a technology in the short run and underestimate the effect in the long run.” – Roy Amara

At Alger, we integrate our focus on change and the uncertainty it brings with a deep commitment to fundamental bottom-up research. As Roy Amara aptly states, we recognize that while the immediate impacts of new technologies like artificial intelligence (“AI”) may grab headlines, their long-term effects often hold even greater transformative potential. While attention has been focused on recent stock price action of companies involved in enabling and adopting AI technologies, our focus is on their long-term earnings potential, particularly as AI becomes increasingly integrated into our daily lives. In the realm of investing, where uncertainty and change are constants, we base our decisions on forward-looking corporate fundamentals—such as sales, earnings, and cash flow—to generate alpha and foster long-term wealth creation. Our investment approach is centered on identifying companies that we believe are not only positioned for sustained earnings growth but also capable of capitalizing on technological innovations that lead to market disruptions. By focusing on businesses poised to expand their market share and accelerate earnings growth, we strive to create portfolios that reflect growth opportunities amid change and especially positioning our investments for the often-underestimated long-term potential of technological innovations.

Reflecting on the fiscal six-month period ending April 30, 2024, increased confidence in a soft-landing scenario—an economic slowdown without a recession—and continued AI enthusiasm drove U.S. equities higher, with the S&P 500 Index finishing up 20.98%. Companies within the Financials and Information Technology sectors outperformed relative to the S&P 500 Index, while the Real Estate and Utilities sectors underperformed during the period. U.S. equities rose steadily for most of the period but declined in April, precipitated by a shift in market expectations from three anticipated Federal Reserve (“Fed”) rate cuts in 2024 to just one, due to higher-than-expected inflation readings, among other inputs. The yield on the U.S. 10-year note began the fiscal six-month period at a peak of 4.90%, then fell by 111 basis points to reach its lowest point of 3.79% on December 27, 2023, before rising to 4.68% by April 30, 2024.

Disinflation emerged as a prominent market theme in the final two months of 2023, boosting equity markets as the October Core Consumer Price Index (“CPI”) report came in below consensus estimates. Further, the October Core Personal Consumption Expenditure Price (“PCE”) Index, the Fed’s preferred inflation measure, dropped to its lowest level since March 2021. In late November, Fed Governor Christopher Waller indicated that continued disinflation over the next several months could prompt rate cuts in 2024. This dovish outlook was further supported at the December Federal Open Market Committee (“FOMC”) meeting, where the median projection for the 2024 Federal Funds rate indicated an easing of 75 basis points, with the first rate cut anticipated to be in March 2024.

During the first quarter of 2024, U.S. equities continued their strong rally, largely driven by increased confidence in a soft-landing scenario. Although the January PCE report met expectations, both headline and core CPI figures for that month exceeded estimates, prompting the Fed to postpone the expected March rate cut to June 2024. This cautious approach was affirmed at the March FOMC meeting, where rates were held steady. Despite speculation that the Fed might reduce its rate cut projections following a higher-than-expected February core CPI, the updated Summary of Economic Projections maintained three rate cuts by year’s end.

U.S. GDP for the fourth quarter grew by 3.4%, substantially exceeding the initial 2.0% consensus, driven by robust consumer spending. This economic strength was underscored by strong corporate earnings, with many companies reporting better-than-expected fourth-quarter results, thanks to improved profit margins. However, U.S. equities faced a downturn in April after a revision in market expectations. Although six rate cuts were initially anticipated for the year, the projection was lowered to just one following higher-than-expected March CPI figures and a March PCE Index that, while meeting expectations, was deemed too high to start an easing cycle by the Fed.

Among non-U.S. equities, Developed Markets demonstrated strong performance during the fiscal six-month period ended April 30, 2024, with the MSCI ACWI ex-USA Index rising by 17.98%. The Financials and Information Technology sectors outperformed the MSCI ACWI ex-USA Index, whereas the Real Estate and Consumer Staples sectors underperformed during the period. Notably, Europe showed encouraging economic growth with moderating inflation, while Japan benefited from well-received corporate governance reforms. Further, the Bank of Japan moved from a negative short-term interest rate policy, reflecting renewed confidence in the economy. In Emerging Markets, technology-focused countries such as Taiwan and Korea displayed strong equity market performance, supported by the ongoing recovery in the semiconductor industry. India also recorded strong results, driven by robust household consumption, moderating inflation, and an uptick in foreign investment, underpinned by strong structural growth from increased government spending and a growing middle class. Consequently, the MSCI Emerging Markets Index climbed 15.56% during the period, with the Financials and Information Technology sectors outperforming, while the Real Estate and Health Care sectors underperformed.

Going Forward

We continue to believe that an unprecedented level of innovation is creating compelling investment opportunities – corporations are digitizing their operations, cloud computing growth continues to support future innovation, and artificial intelligence, which, in our view, is at an inflection point, is potentially enabling significant increases in productivity. In the Health Care sector, we believe that advances in surgical technologies and innovations within biotechnology offer attractive opportunities ahead. As such, we remain committed to deep, fundamental research, as we aim to identify and support the pioneers of these innovations. We believe this approach not only reflects Roy Amara’s insight into managing and understanding the near-term excitement around new innovations, but also strategically positions our investments to capitalize on their long-term potential, ultimately fulfilling our shareholders’ long-term investment goals.

2024 marks Alger’s 60th anniversary in our pursuit of growth investing. Over the past six decades, we have seen much change, including change itself, and believe accelerating change is one of the key reasons why growth stocks have outperformed value investing over the past 20 years. As innovations in areas like artificial intelligence, genomics, and surgical technologies evolve, we see a bright future for our style of growth investing.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 29.99% for the fiscal six-month period ended April 30, 2024, compared to the 23.56% return of the Russell 1000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Communication Services. The largest sector overweight was Communication Services and the largest sector underweight was Consumer Staples.

Contributors to Performance

The Information Technology and Industrials sectors provided the largest contributions to relative performance. Regarding individual positions, NVIDIA Corp.; Microsoft Corp.; Meta Platforms Inc; Amazon.com, Inc.; and Natera, Inc. were among the top contributors to absolute performance.

NVIDIA is a leading supplier of graphics processing units (GPUs) for a variety of end markets, such as gaming, PCs, data centers, virtual reality and high-performance computing. The company is leading in most secular growth categories in computing, and especially artificial intelligence and super-computing parallel processing techniques for solving complex computational problems. Simply put, NVIDIA’s computational power is a critical enabler of AI and therefore critical to AI adoption, in our view. During the period, the company reported strong operating results above analyst expectations, driven by strong demand from data centers. Further, large cloud service providers were over 50% of revenue, and over 40% of data center revenue was due to inference (i.e., trained AI models working on new data, not activity that is training related to the AI). Management also raised their fiscal first quarter guidance, noting that demand is estimated to outstrip supply over the next year. We continue to believe the company is well positioned to potentially benefit from the growing AI data center workloads, which are driving demand for the increased interconnections and fully accelerated software stacks, thereby enabling leading application performance and fast result times.

Detractors from Performance

The Consumer Staples and Financials sectors were the largest detractors from relative performance. Regarding individual positions, Humana Inc.; Snowflake, Inc.; SLB; Equinix, Inc.; and Flutter Entertainment Plc were among the top detractors from absolute performance.

Snowflake is a cloud-based data warehousing company that allows organizations to store, analyze and share data in a secure, scalable and cost-effective manner. This includes the Data Cloud, an ecosystem where Snowflake customers, partners, data providers, and data consumers can break down data silos and derive value from rapidly growing data sets in a secure, governed, and compliant way. Its platform supports a range of use cases, including data warehousing, data lakes, data engineering, data science, data application development, and data sharing. While the company reported overall strong operating results, shares detracted from performance after management lowered their fiscal 2025 forward revenue guidance below analyst estimates. Further, the company announced that CEO Frank Slootman would be retiring from the role immediately, succeeded by Sridhar Ramaswamy, the former SVP of AI who has demonstrated impressive speed in bringing new AI products and features to market.

Alger Focus Equity Fund

The Alger Focus Equity Fund returned 30.72% for the fiscal six-month period ended April 30, 2024, compared to the 23.56% return of the Russell 1000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Communication Services. The largest sector overweight was Communication Services and the largest sector underweight was Consumer Staples.

Contributors to Performance

The Health Care and Information Technology sectors provided the largest contributions to relative performance. Regarding individual positions, NVIDIA Corporation; Microsoft Corporation; Meta Platforms Inc; Natera, Inc.; and Amazon.com, Inc. were among the top contributors to absolute performance.

Microsoft is a beneficiary of corporate America’s transformative digitization. The company operates through three segments: Productivity and Business Processes (Office, LinkedIn, and Dynamics), Intelligent Cloud (Server Products and Cloud Services, Azure, and Enterprise Services), and More Personal Computing (Windows, Devices, Gaming, and Search). During the period, shares contributed to performance after the company reported strong operating results, underscoring its leadership position in the cloud and highlighted its role as a primary facilitator and beneficiary of AI adoption. Company revenue growth, operating margin, and earnings growth surpassed consensus expectations.

Moreover, its utility scale Azure cloud business saw an accelerated increase in AI related growth. Further, management noted most of the AI revenue was from inference rather than training, indicating high quality AI applications by Microsoft’s clients. Management also indicated that significant cost-cutting programs in corporate America have begun to trail off, suggesting that the cost optimization headwinds previously impacting Azure’s growth are abating.

Detractors from Performance

The Consumer Staples and Financials sectors were the largest detractors from relative performance. Regarding individual positions, Snowflake, Inc.; SLB; UnitedHealth Group Inc.; EOG Resources, Inc.; and AppLovin Corp. were among the top detractors from absolute performance.

SLB provides technology for reservoir characterization, drilling, production, and processing to the oil and gas industry. During the period, the company reported strong fiscal fourth quarter results, where revenues and free cash flow were above analyst estimates. However, shares detracted from performance as declining oil prices weighed on the company’s stock price throughout the period.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned 25.13% for the fiscal six-month period ended April 30, 2024, compared to the 24.49% return of the Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Industrials. The largest sector overweight was Information Technology and the largest sector underweight was Financials.

Contributors to Performance

The Industrials and Health Care sectors provided the largest contributions to relative performance. Regarding individual positions, Natera, Inc.; Vertiv Holdings Co.; Domino’s Pizza, Inc.; Chipotle Mexican Grill, Inc.; and Spotify Technology were among the top contributors to absolute performance.

Natera is a specialty lab providing genetic testing services in the reproductive health, oncology and transplant markets. Reproductive health tests are run to screen for common genetic disorders such as trisomy 13, 18, and 21 in pregnant women - these tests are also known as non-invasive prenatal testing (NIPT). The company’s oncology franchise is led by Signatera, a test used to detect minimal residual disease (MRD) - the applications of this test are primarily to monitor therapy response and detect cancer recurrence. Lastly, Natera’s transplant franchise is led by Prospera, a test used to monitor transplant organ rejection. Natera’s tests are all based on the company’s proprietary liquid biopsy platform to detect cell-free DNA. During the period, shares contributed to performance as the company reported strong operating results, where revenues and profit margins came in above analyst estimates. Better-than-expected revenues stemmed from higher test reimbursement rates and strong execution across the portfolio, notably in the Signatera oncology segment. The company also reported gross margin improvement, with management projecting an accelerated timeline for reaching cash flow breakeven by the second half of 2024. Consequently, management raised their initial 2024 revenue and gross margin guidance to higher-than-expected levels.

Detractors from Performance

The Financials and Consumer Discretionary sectors were the largest detractors from relative performance. Regarding individual positions, Paycom Software, Inc.; Mobileye Global, Inc.; Clearwater Analytics Holdings, Inc.; Wayfair, Inc.; and Five Below, Inc. were among the top detractors from absolute performance.

Paycom is a human capital management software company that offers a cloud-based platform for online payroll services, talent acquisition, talent management, time and labor and other human resource functions. Its recent launch of Beti (Better Employee Transaction Interface) helps streamline payroll processes by allowing employees to do their own payroll. During the period, the company reported weaker-than-expected fiscal third quarter results, where revenues fell below analyst estimates, leading management to lower their fiscal fourth quarter and fiscal 2024 revenue outlook. The company attributed the slowdown to their Beti self-help platform cannibalizing revenue from payroll re-runs due to fewer payroll errors.

Alger Small Cap Growth Institutional Fund

The Alger Small Cap Growth Institutional Fund returned 17.96% for the fiscal six-month period ended April 30, 2024, compared to the 21.31% return of the Russell 2000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Health Care and the largest sector underweight was Industrials.

Contributors to Performance

The Consumer Discretionary and Communication Services sectors provided the largest contributions to relative performance. Regarding individual positions, Wingstop, Inc.; Shake Shack, Inc.; Viking Therapeutics, Inc.; Kura Sushi USA, Inc.; and Q2 Holdings, Inc. were among the top contributors to absolute performance.

Wingstop is a high-growth franchisor and operator of cooked-to-order fried chicken wings with over 20 different sauces that consumers have grown to love. The company operates just over 2000 of its namesake stores around the globe, with the majority of those in the U.S. During the period, shares contributed to performance as the company reported better-than-expected revenues. Strong revenues were driven by several factors, including effective advertising, menu innovation, such as its new chicken sandwich launch, and strong delivery service partnerships. Additionally, the company continues to enhance brand awareness through digital marketing initiatives and plans to introduce new AI-driven personalized marketing tools in the second quarter of 2024.

Detractors from Performance

The Industrials and Health Care sectors were the largest detractors from relative performance. Regarding individual positions, Structure Therapeutics, Inc.; Impulse Dynamics; BILL Holdings, Inc.; Capri Holdings Limited; and Shift4 Payments, Inc. were among the top detractors from absolute performance.

BILL Holdings is the leading provider of business-to-business (B2B) commerce solutions for small- and medium-sized businesses (SMBs), including streamlining financial operations such as accounts payables (AP) and accounts receivables (AR). Their target market is primarily U.S. SMBs with revenues up to $100 million. The company earns revenue from subscription fees charged for access to its cloud-based services, usage-based transaction fees, including payment-related fees, and interest earned on funds held on behalf of customers. The company is positioned as a back-office financial operations and an AP automation software-as-a-service (SaaS) platform for the SMB segment of B2B payments. In November 2023, the company reported strong fiscal first-quarter results, beating analyst estimates. However, shares fell after management provided weaker-than-expected fiscal 2024 full-year guidance, citing tight credit conditions and macroeconomic pressures affecting premium virtual card and cross-border transaction volumes. In February 2024, despite reporting better-than-expected fiscal second-quarter results, management highlighted ongoing customer focus on cost-cutting measures, which could pose challenges to near-term growth. As a result, shares detracted from performance during the period.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Executive Officer, Chief Investment Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of funds discussed above represents the six-month period return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedules of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2024. Securities mentioned in the Shareholders’ Letter, if not found in the Schedules of Investments, may have been held by the funds during the fiscal six-month period ended April 30, 2024.

Risk Disclosures

Alger Capital Appreciation Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Focus Equity Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Mid Cap Growth Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Small Cap Growth Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for The Alger Institutional Funds’ most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

●	The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services representative of aggregate U.S. consumer spending.

●	The MSCI ACWI ex USA Index captures large- and mid-cap representation across developed markets countries (excluding the US) and emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

●	The MSCI Emerging Markets Index captures large- and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

●	The personal consumption expenditures index (PCE) is a measure of the prices that people living in the United States, or those buying on their behalf, pay for goods and services, constructed by the Bureau of Economic Analysis. The PCE price index is known for capturing inflation (or deflation) across a wide range of consumer expenses and reflecting changes in consumer behavior. The core PCE price index excludes two categories known for price volatility: food and energy.

●	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

●	The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

●	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

●	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is constructed to provide a comprehensive and unbiased barometer of the small-cap segment.

●	The Russell 3000 Index measures the performance of the largest 3,000 US companies of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market.

●	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

●	The Russell Midcap Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment.

●	The S&P 500 Index is an unmanaged index considered representative of large-cap growth stocks.

PORTFOLIO SUMMARY†

April 30, 2024 (Unaudited)

SECTORS	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
Communication Services	15.3%	15.5%	6.8%	3.2%
Consumer Discretionary	12.4	11.1	13.6	18.7
Consumer Staples	0.3	0.0	1.6	4.0
Energy	0.4	0.6	2.8	1.1
Financials	4.2	5.2	7.4	2.6
Health Care	11.4	10.6	16.1	28.1
Industrials	8.6	8.5	18.4	9.3
Information Technology	44.9	43.9	26.8	33.1
Materials	1.3	1.2	1.7	0.1
Real Estate	0.6	0.0	4.5	0.0
Utilities	1.1	1.7	0.0	0.0
Total Equity Securities	100.5	98.3	99.7	100.2
Short-Term Investments and Net Other Assets	(0.5)	1.7	0.3	(0.2)
	100%	100%	100%	100%

†	Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—99.7%
ADVERTISING—0.1%
The Trade Desk, Inc., Cl. A*	25,242	$2,091,300
AEROSPACE & DEFENSE—3.4%
HEICO Corp.	105,332	21,845,857
HEICO Corp., Cl. A	71,666	11,885,806
TransDigm Group, Inc.	30,158	37,638,089
		71,369,752
APPAREL RETAIL—0.3%
Burlington Stores, Inc.*	41,881	7,536,067
APPLICATION SOFTWARE—3.3%
Adobe, Inc.*	52,211	24,164,817
AppLovin Corp., Cl. A*	211,365	14,916,028
Cadence Design Systems, Inc.*	48,813	13,454,327
Intuit, Inc.	21,686	13,567,196
Salesforce, Inc.	7,353	1,977,516
		68,079,884
AUTOMOBILE MANUFACTURERS—0.5%
Tesla, Inc.*	54,992	10,078,934
AUTOMOTIVE PARTS & EQUIPMENT—0.5%
Mobileye Global, Inc., Cl. A*	367,897	10,135,562
BIOTECHNOLOGY—4.1%
Akero Therapeutics, Inc.*	117,173	2,330,571
Madrigal Pharmaceuticals, Inc.*	16,321	3,329,810
Natera, Inc.*	588,319	54,643,069
Nuvalent, Inc., Cl. A*	27,729	1,909,973
Sarepta Therapeutics, Inc.*	55,363	7,012,278
Vaxcyte, Inc.*	189,833	11,494,388
Vertex Pharmaceuticals, Inc.*	8,079	3,173,512
Viking Therapeutics, Inc.*	16,388	1,304,157
		85,197,758
BROADLINE RETAIL—9.7%
Amazon.com, Inc.*	1,006,637	176,161,475
MercadoLibre, Inc.*	18,470	26,942,189
		203,103,664
CARGO GROUND TRANSPORTATION—0.4%
Old Dominion Freight Line, Inc.	43,990	7,993,423
CASINOS & GAMING—1.0%
DraftKings, Inc., Cl. A*	431,648	17,939,291
Flutter Entertainment PLC*	11,564	2,142,333
		20,081,624

  See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—99.7% (CONT.)
CONSTRUCTION & ENGINEERING—0.5%
Quanta Services, Inc.	44,732	$11,565,906
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—0.6%
Wabtec Corp.	72,838	11,732,745
CONSTRUCTION MATERIALS—1.1%
Martin Marietta Materials, Inc.	40,361	23,694,732
CONSUMER STAPLES MERCHANDISE RETAIL—0.3%
Walmart, Inc.	106,278	6,307,599
COPPER—0.2%
Freeport-McMoRan, Inc.	83,331	4,161,550
DIVERSIFIED BANKS—0.3%
Citigroup, Inc.	91,446	5,608,383
ELECTRIC UTILITIES—1.1%
Constellation Energy Corp.	67,878	12,621,235
NRG Energy, Inc.	135,991	9,882,466
		22,503,701
ELECTRICAL COMPONENTS & EQUIPMENT—2.0%
Eaton Corp. PLC	27,013	8,597,157
Vertiv Holdings Co., Cl. A	349,593	32,512,149
		41,109,306
ENVIRONMENTAL & FACILITIES SERVICES—1.1%
GFL Environmental, Inc.	694,216	22,145,490
FINANCIAL EXCHANGES & DATA—1.4%
S&P Global, Inc.	70,036	29,123,070
FOOTWEAR—0.1%
On Holding AG, Cl. A*	97,121	3,083,592
HEALTHCARE DISTRIBUTORS—0.9%
McKesson Corp.	34,347	18,451,552
HEALTHCARE EQUIPMENT—3.6%
Boston Scientific Corp.*	393,325	28,268,268
Dexcom, Inc.*	73,622	9,378,707
Intuitive Surgical, Inc.*	68,745	25,478,272
Stryker Corp.	36,985	12,445,452
		75,570,699
HEALTHCARE FACILITIES—0.4%
Acadia Healthcare Co., Inc.*	114,388	8,457,849
HOMEFURNISHING RETAIL—0.1%
RH*	13,442	3,320,846
INTERACTIVE MEDIA & SERVICES—11.8%
Alphabet, Inc., Cl. C*	530,139	87,282,085

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—99.7% (CONT.)
INTERACTIVE MEDIA & SERVICES—11.8% (CONT.)
Meta Platforms, Inc., Cl. A	308,356	$132,645,501
Pinterest, Inc., Cl. A*	757,916	25,352,290
		245,279,876
INTERNET SERVICES & INFRASTRUCTURE—0.5%
MongoDB, Inc.*	31,426	11,476,147
IT CONSULTING & OTHER SERVICES—0.4%
International Business Machines Corp.	46,310	7,696,722
LIFE SCIENCES TOOLS & SERVICES—0.7%
Danaher Corp.	56,742	13,993,712
MANAGED HEALTHCARE—0.1%
UnitedHealth Group, Inc.	6,544	3,165,333
MOVIES & ENTERTAINMENT—3.4%
Liberty Media Corp. Series C Liberty Formula One, Cl. C*	198,803	13,910,246
Netflix, Inc.*	79,043	43,524,237
Spotify Technology SA*	45,890	12,869,392
		70,303,875
OIL & GAS EXPLORATION & PRODUCTION—0.4%
Diamondback Energy, Inc.	41,022	8,250,755
PASSENGER GROUND TRANSPORTATION—0.6%
Uber Technologies, Inc.*	196,203	13,002,373
PHARMACEUTICALS—1.6%
Eli Lilly & Co.	42,006	32,810,887
RESTAURANTS—0.2%
Shake Shack, Inc., Cl. A*	46,913	4,965,741
SEMICONDUCTORS—18.8%
Advanced Micro Devices, Inc.*	147,434	23,350,597
Astera Labs, Inc.*	43,805	3,712,912
Broadcom, Inc.	32,733	42,561,738
Marvell Technology, Inc.	386,938	25,503,084
Micron Technology, Inc.	285,470	32,246,691
NVIDIA Corp.	262,378	226,699,839
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	277,128	38,060,759
		392,135,620
SYSTEMS SOFTWARE—15.9%
Microsoft Corp.	826,606	321,822,514
ServiceNow, Inc.*	14,351	9,949,979
		331,772,493
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.8%
Apple, Inc.	667,447	113,686,248

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—99.7% (CONT.)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.8% (CONT.)
Dell Technologies, Inc., Cl. C	53,358	$6,650,541
		120,336,789
TRANSACTION & PAYMENT PROCESSING SERVICES—2.5%
Block, Inc., Cl. A*	16,746	1,222,458
Visa, Inc., Cl. A	188,371	50,598,334
		51,820,792
TOTAL COMMON STOCKS
(Cost $927,043,147)		2,079,516,103
PREFERRED STOCKS—0.1%
DIVERSIFIED FINANCIAL SERVICES—0.1%
Chime Financial, Inc., Series G(a),*,@	38,919	1,448,565
(Cost $2,688,128)		1,448,565
REAL ESTATE INVESTMENT TRUST—0.6%
DATA CENTER—0.6%
Equinix, Inc.	16,790	11,939,537
(Cost $14,151,789)		11,939,537
SPECIAL PURPOSE VEHICLE—0.1%
DIVERSIFIED FINANCIAL SERVICES—0.1%
Crosslink Ventures C, LLC, Cl. A(a),(b),*,@		2,794,437
(Cost $3,075,000)		2,794,437
SHORT-TERM SECURITIES—0.0%
MONEY MARKET FUNDS—0.0%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(c)	209	209
(Cost $209)		209
Total Investments
(Cost $946,958,273)	100.5%	$2,095,698,851
Affiliated Securities (Cost $3,075,000)		2,794,437
Unaffiliated Securities (Cost $943,883,273)		2,092,904,414
Liabilities in Excess of Other Assets	(0.5)%	(11,329,601)
NET ASSETS	100.0%	$2,084,369,250

ADR American Depositary Receipts

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures approved by the Board of Trustees.

(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(c)	Rate shown reflects 7-day effective yield as of April 30, 2024.

*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	Market Value	% of net assets as of 4/30/2024
Chime Financial, Inc., Series G	8/24/21	$2,688,128	$1,448,565	0.1%
Crosslink Ventures C, LLC, Cl. A	10/2/20	3,075,000	2,794,437	0.1%
Total			$4,243,002	0.2%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—98.3%
AEROSPACE & DEFENSE—3.7%
HEICO Corp., Cl. A	187,887	$31,161,059
TransDigm Group, Inc.	16,486	20,575,023
		51,736,082
APPAREL RETAIL—0.7%
Burlington Stores, Inc.*	52,584	9,461,965
APPLICATION SOFTWARE—4.0%
Adobe, Inc.*	34,983	16,191,182
AppLovin Corp., Cl. A*	355,594	25,094,269
Cadence Design Systems, Inc.*	31,131	8,580,637
Intuit, Inc.	9,734	6,089,785
		55,955,873
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
Ares Management Corp., Cl. A	27,292	3,632,292
AUTOMOBILE MANUFACTURERS—0.5%
Tesla, Inc.*	38,866	7,123,361
AUTOMOTIVE PARTS & EQUIPMENT—0.6%
Mobileye Global, Inc., Cl. A*	298,855	8,233,455
BIOTECHNOLOGY—3.6%
Natera, Inc.*	417,099	38,740,155
Nuvalent, Inc., Cl. A*	44,010	3,031,409
Vaxcyte, Inc.*	142,636	8,636,610
		50,408,174
BROADLINE RETAIL—8.4%
Amazon.com, Inc.*	545,373	95,440,275
MercadoLibre, Inc.*	14,618	21,323,277
		116,763,552
CASINOS & GAMING—0.9%
DraftKings, Inc., Cl. A*	314,313	13,062,848
CONSTRUCTION MATERIALS—1.2%
Martin Marietta Materials, Inc.	28,747	16,876,501
DIVERSIFIED BANKS—0.4%
Citigroup, Inc.	86,690	5,316,698
ELECTRIC UTILITIES—1.7%
Constellation Energy Corp.	70,562	13,120,298
NRG Energy, Inc.	137,045	9,959,060
		23,079,358
ELECTRICAL COMPONENTS & EQUIPMENT—2.2%
Eaton Corp. PLC	17,627	5,609,969
Vertiv Holdings Co., Cl. A	269,766	25,088,238
		30,698,207

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—98.3% (CONT.)
ENVIRONMENTAL & FACILITIES SERVICES—2.0%
GFL Environmental, Inc.	850,704	$27,137,458
FINANCIAL EXCHANGES & DATA—1.8%
S&P Global, Inc.	58,446	24,303,600
HEALTHCARE DISTRIBUTORS—1.0%
McKesson Corp.	25,759	13,837,992
HEALTHCARE EQUIPMENT—2.6%
Boston Scientific Corp.*	333,920	23,998,830
Stryker Corp.	34,308	11,544,642
		35,543,472
HEALTHCARE FACILITIES—0.8%
Acadia Healthcare Co., Inc.*	154,112	11,395,041
INTERACTIVE MEDIA & SERVICES—11.6%
Alphabet, Inc., Cl. C*	357,625	58,879,380
Meta Platforms, Inc., Cl. A	196,357	84,466,891
Pinterest, Inc., Cl. A*	527,016	17,628,685
		160,974,956
INTERNET SERVICES & INFRASTRUCTURE—1.1%
MongoDB, Inc.*	18,364	6,706,165
Snowflake, Inc., Cl. A*	58,824	9,129,485
		15,835,650
LIFE SCIENCES TOOLS & SERVICES—1.0%
Danaher Corp.	53,973	13,310,821
MOVIES & ENTERTAINMENT—3.9%
Liberty Media Corp. Series C Liberty Formula One, Cl. C*	225,940	15,809,022
Netflix, Inc.*	62,924	34,648,471
Spotify Technology SA*	12,223	3,427,818
		53,885,311
OIL & GAS EXPLORATION & PRODUCTION—0.6%
Diamondback Energy, Inc.	38,531	7,749,740
PASSENGER GROUND TRANSPORTATION—0.6%
Uber Technologies, Inc.*	136,419	9,040,487
PHARMACEUTICALS—1.6%
Eli Lilly & Co.	28,647	22,376,172
SEMICONDUCTORS—19.2%
Advanced Micro Devices, Inc.*	104,958	16,623,248
Broadcom, Inc.	25,284	32,876,027
Marvell Technology, Inc.	244,216	16,096,276
Micron Technology, Inc.	239,785	27,086,114
NVIDIA Corp.	169,701	146,625,058

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—98.3% (CONT.)
SEMICONDUCTORS—19.2% (CONT.)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	193,785	$26,614,432
		265,921,155
SYSTEMS SOFTWARE—14.3%
Microsoft Corp.	485,324	188,951,193
ServiceNow, Inc.*	12,904	8,946,730
		197,897,923
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.3%
Apple, Inc.	429,675	73,186,543
TRANSACTION & PAYMENT PROCESSING SERVICES—2.7%
Visa, Inc., Cl. A	137,368	36,898,419
TOTAL COMMON STOCKS
(Cost $822,375,251)		1,361,643,106
PREFERRED STOCKS—0.0%
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D(a),(b),*,@	76,825	—
(Cost $345,713)		—
SHORT-TERM SECURITIES—1.7%
MONEY MARKET FUNDS—1.7%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(c)	23,614,933	23,614,933
(Cost $23,614,933)		23,614,933
Total Investments
(Cost $846,335,897)	100.0%	$1,385,258,039
Affiliated Securities (Cost $345,713)		0
Unaffiliated Securities (Cost $845,990,184)		1,385,258,039
Other Assets in Excess of Liabilities	0.0%	158,441
NET ASSETS	100.0%	$1,385,416,480

ADR American Depositary Receipts

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures approved by the Board of Trustees.

(c)	Rate shown reflects 7-day effective yield as of April 30, 2024.

*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

				% of net assets
	Acquisition	Acquisition	Market	as of
Security	Date(s)	Cost	Value	4/30/2024
Prosetta Biosciences, Inc., Series D	2/6/15	$345,713	$0	0.0%
Total			$0	0.0%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—98.2%
ADVERTISING—1.3%
The Trade Desk, Inc., Cl. A*	9,883	$818,807
AEROSPACE & DEFENSE—4.2%
HEICO Corp.	8,872	1,840,053
TransDigm Group, Inc.	673	839,924
		2,679,977
APPLICATION SOFTWARE—13.7%
Cadence Design Systems, Inc.*	5,555	1,531,125
Clearwater Analytics Holdings, Inc., Cl. A*	44,497	702,163
Constellation Software, Inc.	726	1,869,137
Datadog, Inc., Cl. A*	8,094	1,015,797
Guidewire Software, Inc.*	9,477	1,046,261
Manhattan Associates, Inc.*	3,774	777,670
Procore Technologies, Inc.*	8,777	600,522
The Descartes Systems Group, Inc.*	13,601	1,261,648
		8,804,323
ASSET MANAGEMENT & CUSTODY BANKS—3.8%
Ares Management Corp., Cl. A	7,888	1,049,814
Blue Owl Capital, Inc., Cl. A	72,987	1,378,724
		2,428,538
AUTOMOTIVE PARTS & EQUIPMENT—1.3%
Mobileye Global, Inc., Cl. A*	29,611	815,783
AUTOMOTIVE RETAIL—0.8%
AutoZone, Inc.*	166	490,762
BIOTECHNOLOGY—3.6%
Natera, Inc.*	19,647	1,824,813
Vaxcyte, Inc.*	8,228	498,206
		2,323,019
BUILDING PRODUCTS—0.6%
Trex Co., Inc.*	4,448	393,870
CARGO GROUND TRANSPORTATION—1.9%
Old Dominion Freight Line, Inc.	6,589	1,197,287
CONSTRUCTION & ENGINEERING—0.7%
WillScot Mobile Mini Holdings Corp.*	12,949	478,595
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—0.5%
Wabtec Corp.	2,160	347,933
CONSTRUCTION MATERIALS—1.7%
Martin Marietta Materials, Inc.	1,843	1,081,970
DIVERSIFIED FINANCIAL SERVICES—0.8%
Apollo Global Management, Inc.	4,665	505,593

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—98.2% (CONT.)
ELECTRICAL COMPONENTS & EQUIPMENT—3.2%
Vertiv Holdings Co., Cl. A	22,100	$2,055,300
ELECTRONIC COMPONENTS—2.4%
Amphenol Corp., Cl. A	12,693	1,532,934
ENVIRONMENTAL & FACILITIES SERVICES—2.7%
GFL Environmental, Inc.	54,252	1,730,639
FINANCIAL EXCHANGES & DATA—1.2%
MSCI, Inc., Cl. A	1,604	747,127
HEALTHCARE EQUIPMENT—3.7%
Dexcom, Inc.*	8,038	1,023,961
IDEXX Laboratories, Inc.*	2,761	1,360,510
		2,384,471
HEALTHCARE FACILITIES—0.7%
Acadia Healthcare Co., Inc.*	6,151	454,805
HEALTHCARE TECHNOLOGY—1.7%
Veeva Systems, Inc., Cl. A*	5,680	1,127,821
HOME IMPROVEMENT RETAIL—0.9%
Floor & Decor Holdings, Inc., Cl. A*	5,541	611,338
HOMEBUILDING—2.2%
NVR, Inc.*	192	1,428,259
HOMEFURNISHING RETAIL—0.9%
Wayfair, Inc., Cl. A*	12,051	604,358
HOTELS RESORTS & CRUISE LINES—1.8%
Hilton Worldwide Holdings, Inc.	6,039	1,191,374
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
Paylocity Holding Corp.*	2,855	442,982
INSURANCE BROKERS—0.6%
Ryan Specialty Holdings, Inc., Cl. A	7,657	377,796
INTERACTIVE MEDIA & SERVICES—2.5%
Pinterest, Inc., Cl. A*	48,062	1,607,674
INTERNET SERVICES & INFRASTRUCTURE—2.3%
Cloudflare, Inc., Cl. A*	5,427	474,320
MongoDB, Inc.*	2,768	1,010,818
		1,485,138
IT CONSULTING & OTHER SERVICES—1.4%
Globant SA*	5,146	919,024
LIFE SCIENCES TOOLS & SERVICES—6.0%
Mettler-Toledo International, Inc.*	747	918,586
Repligen Corp.*	8,138	1,336,259
West Pharmaceutical Services, Inc.	4,539	1,622,602
		3,877,447

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—98.2% (CONT.)
MOVIES & ENTERTAINMENT—3.0%
Liberty Media Corp. Series C Liberty Formula One, Cl. C*	4,867	$340,544
Spotify Technology SA*	5,762	1,615,895
		1,956,439
OIL & GAS EXPLORATION & PRODUCTION—2.8%
Diamondback Energy, Inc.	8,828	1,775,576
OTHER SPECIALTY RETAIL—0.8%
Five Below, Inc.*	3,392	496,385
PROPERTY & CASUALTY INSURANCE—1.0%
Intact Financial Corp.	3,966	651,863
REAL ESTATE SERVICES—4.5%
CoStar Group, Inc.*	16,117	1,475,189
FirstService Corp.	9,888	1,453,536
		2,928,725
RESEARCH & CONSULTING SERVICES—1.4%
TransUnion	7,549	551,077
Verisk Analytics, Inc., Cl. A	1,476	321,709
		872,786
RESTAURANTS—4.9%
Chipotle Mexican Grill, Inc.*	432	1,364,947
Domino’s Pizza, Inc.	3,348	1,771,996
		3,136,943
SEMICONDUCTORS—5.9%
Lattice Semiconductor Corp.*	16,141	1,107,273
Marvell Technology, Inc.	25,649	1,690,525
Monolithic Power Systems, Inc.	849	568,261
ON Semiconductor Corp.*	6,573	461,162
		3,827,221
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—1.6%
Celsius Holdings, Inc.*	14,464	1,030,849
TRADING COMPANIES & DISTRIBUTORS—2.5%
Ferguson PLC	7,731	1,622,737
TOTAL COMMON STOCKS
(Cost $49,881,475)		63,244,468
PREFERRED STOCKS—0.0%
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D(a),(b),*,@	166,009	—
(Cost $747,040)		—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
RIGHTS—0.4%
BIOTECHNOLOGY—0.4%
Tolero CDR(b),*,@	422,928	$253,757
(Cost $226,186)		253,757
SPECIAL PURPOSE VEHICLE—1.1%
DIVERSIFIED FINANCIAL SERVICES—1.1%
Crosslink Ventures C, LLC, Cl. A(a),(b),*,@		499,818
Crosslink Ventures C, LLC, Cl. B(a),(b),*,@		204,471
		704,289
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $775,000)		704,289
WARRANTS—0.0%
APPLICATION SOFTWARE—0.0%
Constellation Software, Inc., 3/31/40(b),*	638	—
(Cost $0)		—
SHORT-TERM SECURITIES—1.3%
MONEY MARKET FUNDS—1.3%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%	796,063	796,063
(Cost $796,063)		796,063
Total Investments
(Cost $52,425,764)	101.0%	$64,998,577
Affiliated Securities (Cost $1,522,040)		704,289
Unaffiliated Securities (Cost $50,903,724)		64,294,288
Liabilities in Excess of Other Assets	(1.0)%	(614,484)
NET ASSETS	100.0%	$64,384,093

CDR Contingent Deferred Rights

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures approved by the Board of Trustees.

*	Non-income producing security.

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	Market Value	% of net assets as of 4/30/2024
Crosslink Ventures C, LLC, Cl. A	10/2/20	$550,000	$499,818	0.8%
Crosslink Ventures C, LLC, Cl. B	12/16/20	225,000	204,471	0.3%
Prosetta Biosciences, Inc., Series D	2/6/15	747,040	0	0.0%
Tolero CDR	2/6/17	226,186	253,757	0.4%
Total			$958,046	1.5%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—94.3%
AEROSPACE & DEFENSE—2.3%
HEICO Corp.	8,593	$1,782,188
Hexcel Corp.	9,468	607,940
		2,390,128
APPAREL ACCESSORIES & LUXURY GOODS—0.6%
Capri Holdings, Ltd.*	17,044	604,721
APPAREL RETAIL—1.3%
Aritzia, Inc.*	16,740	433,381
Victoria’s Secret & Co.*	53,693	946,070
		1,379,451
APPLICATION SOFTWARE—22.5%
ACI Worldwide, Inc.*	9,402	320,608
AppFolio, Inc., Cl. A*	9,148	2,074,583
BILL Holdings, Inc.*	7,189	448,306
Blackbaud, Inc.*	15,325	1,194,124
BlackLine, Inc.*	22,275	1,293,064
DoubleVerify Holdings, Inc.*	10,843	317,700
Guidewire Software, Inc.*	14,770	1,630,608
HubSpot, Inc.*	2,201	1,331,319
InterDigital, Inc.	5,192	512,606
Manhattan Associates, Inc.*	20,146	4,151,285
MicroStrategy, Inc., Cl. A*	722	768,952
Q2 Holdings, Inc.*	42,114	2,164,238
Smartsheet, Inc., Cl. A*	16,235	614,170
Sprout Social, Inc., Cl. A*	20,017	1,009,858
SPS Commerce, Inc.*	17,818	3,098,016
Vertex, Inc., Cl. A*	71,463	2,081,717
		23,011,154
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
Affiliated Managers Group, Inc.	3,716	580,068
BIOTECHNOLOGY—13.7%
Absci Corp.*	165,574	784,821
Akero Therapeutics, Inc.*	20,481	407,367
Altimmune, Inc.*	24,595	161,097
Arcus Biosciences, Inc.*	14,892	226,805
Autolus Therapeutics PLC ADR*	115,019	423,270
Cabaletta Bio, Inc.*	99,174	1,055,707
CareDx, Inc.*	35,649	276,636
Fusion Pharmaceuticals, Inc.*	31,967	685,053
Immunovant, Inc.*	26,034	714,373
Iovance Biotherapeutics, Inc.*	30,609	360,574
Keros Therapeutics, Inc.*	9,497	535,536
Larimar Therapeutics, Inc.*	145,505	1,002,529
MoonLake Immunotherapeutics*	23,507	961,671

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—94.3% (CONT.)
BIOTECHNOLOGY—13.7% (CONT.)
Morphic Holding, Inc.*	12,767	$348,156
Natera, Inc.*	5,595	519,664
Nuvalent, Inc., Cl. A*	15,777	1,086,720
ORIC Pharmaceuticals, Inc.*	30,218	266,825
Praxis Precision Medicines, Inc.*	5,755	315,777
Prothena Corp. PLC*	6,220	126,515
Scholar Rock Holding Corp.*	28,097	412,183
Twist Bioscience Corp.*	15,180	474,071
Vaxcyte, Inc.*	19,132	1,158,443
Viking Therapeutics, Inc.*	21,410	1,703,808
		14,007,601
BUILDING PRODUCTS—1.1%
CSW Industrials, Inc.	2,593	616,149
The AZEK Co., Inc.*	11,654	531,888
		1,148,037
CONSUMER STAPLES MERCHANDISE RETAIL—0.9%
BJ’s Wholesale Club Holdings, Inc.*	12,732	950,826
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.9%
908 Devices, Inc.*	162,995	929,072
ELECTRONIC MANUFACTURING SERVICES—0.7%
Fabrinet*	3,935	681,030
FOOTWEAR—0.8%
On Holding AG, Cl. A*	25,097	796,830
HEALTHCARE DISTRIBUTORS—0.3%
PetIQ, Inc., Cl. A*	22,361	364,932
HEALTHCARE EQUIPMENT—2.8%
Glaukos Corp.*	4,395	421,920
Impulse Dynamics PLC, Series A(a),*,@	1,756,939	1,124,441
Impulse Dynamics PLC, Series F-1(a),*,@	152,864	152,864
Inmode, Ltd.*	17,994	309,317
Shockwave Medical, Inc.*	512	169,057
Tandem Diabetes Care, Inc.*	18,373	674,105
		2,851,704
HEALTHCARE SERVICES—0.6%
Guardant Health, Inc.*	37,221	669,978
HEALTHCARE SUPPLIES—0.3%
Neogen Corp.*	24,602	303,343
HEALTHCARE TECHNOLOGY—1.3%
Veeva Systems, Inc., Cl. A*	6,532	1,296,994
HOMEBUILDING—1.2%
Skyline Champion Corp.*	16,680	1,250,833

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—94.3% (CONT.)
HOMEFURNISHING RETAIL—0.6%
RH*	2,499	$617,378
HOTELS RESORTS & CRUISE LINES—0.7%
MakeMyTrip, Ltd.*	10,603	702,025
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS—5.2%
Gates Industrial Corp. PLC*	141,473	2,492,754
RBC Bearings, Inc.*	7,226	1,767,118
The Middleby Corp.*	7,770	1,079,797
		5,339,669
INTERACTIVE HOME ENTERTAINMENT—1.5%
Take-Two Interactive Software, Inc.*	10,999	1,570,767
INTERACTIVE MEDIA & SERVICES—0.2%
Reddit, Inc., Cl. A*	3,823	169,894
LEISURE FACILITIES—1.1%
Planet Fitness, Inc., Cl. A*	18,397	1,100,876
LIFE SCIENCES TOOLS & SERVICES—6.9%
10X Genomics, Inc., Cl. A*	8,044	235,528
Bio-Techne Corp.	37,089	2,344,396
CryoPort, Inc.*	44,550	721,264
ICON PLC*	5,943	1,770,301
MaxCyte, Inc.*	69,440	252,067
Mesa Laboratories, Inc.	2,188	232,103
Quanterix Corp.*	7,755	125,011
Repligen Corp.*	8,365	1,373,533
		7,054,203
MANAGED HEALTHCARE—0.6%
HealthEquity, Inc.*	7,650	603,662
MOVIES & ENTERTAINMENT—1.5%
Live Nation Entertainment, Inc.*	17,415	1,548,368
OIL & GAS EQUIPMENT & SERVICES—0.9%
ChampionX Corp.	28,706	963,660
OIL & GAS EXPLORATION & PRODUCTION—0.2%
Magnolia Oil & Gas Corp., Cl. A	8,486	212,744
PERSONAL CARE PRODUCTS—1.4%
e.l.f. Beauty, Inc.*	5,411	879,450
Oddity Tech, Ltd., Cl. A*	16,495	536,747
		1,416,197
PHARMACEUTICALS—1.3%
Alto Neuroscience, Inc.*	22,668	351,581
Pliant Therapeutics, Inc.*	19,361	228,847
Structure Therapeutics, Inc. ADR*	18,372	724,591
		1,305,019

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—94.3% (CONT.)
RESTAURANTS—12.0%
Cava Group, Inc.*	9,296	$668,754
Kura Sushi USA, Inc., Cl. A*	22,581	2,485,717
Shake Shack, Inc., Cl. A*	34,937	3,698,081
Wingstop, Inc.	14,280	5,494,801
		12,347,353
SEMICONDUCTORS—1.8%
Astera Labs, Inc.*	3,872	328,191
Rambus, Inc.*	10,371	568,538
Universal Display Corp.	5,765	910,755
		1,807,484
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—1.7%
Celsius Holdings, Inc.*	24,560	1,750,391
SPECIALIZED CONSUMER SERVICES—0.4%
European Wax Center, Inc., Cl. A*	39,376	463,062
SPECIALTY CHEMICALS—0.1%
Balchem Corp.	660	93,311
SYSTEMS SOFTWARE—1.6%
CyberArk Software Ltd.*	2,293	548,600
Rapid7, Inc.*	10,260	459,648
Rubrik, Inc., Cl. A*	1,875	60,038
Varonis Systems, Inc.*	12,109	529,769
		1,598,055
TRADING COMPANIES & DISTRIBUTORS—0.7%
Xometry, Inc., Cl. A*	38,138	681,526
TRANSACTION & PAYMENT PROCESSING SERVICES—2.0%
DLocal Ltd.*	61,406	872,579
Marqeta, Inc., Cl. A*	100,155	555,860
Shift4 Payments, Inc., Cl. A*	11,005	636,750
		2,065,189
TOTAL COMMON STOCKS
(Cost $72,229,905)		96,627,535
PREFERRED STOCKS—4.2%
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D(a),(b),*,@	133,263	—
DIVERSIFIED FINANCIAL SERVICES—4.2%
Chime Financial, Inc., Series G(a),*,@	114,399	4,257,931
TOTAL PREFERRED STOCKS
(Cost $8,501,200)		4,257,931
RIGHTS—0.3%
BIOTECHNOLOGY—0.3%
Mirati Therapeutics, Inc. CVR(a),*,@	5,478	11,175

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
RIGHTS—0.3% (CONT.)
BIOTECHNOLOGY—0.3% (CONT.)
Tolero CDR(a),*,@	528,559	$317,135
		328,310
TOTAL RIGHTS
(Cost $285,726)		328,310
SPECIAL PURPOSE VEHICLE—1.4%
DIVERSIFIED FINANCIAL SERVICES—1.4%
Crosslink Ventures C, LLC, Cl. A(a),(b),*,@		1,158,669
Crosslink Ventures C, LLC, Cl. B(a),(b),*,@		295,347
		1,454,016
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,600,000)		1,454,016
SHORT-TERM SECURITIES—0.8%
MONEY MARKET FUNDS—0.8%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(c)	787,538	787,538
(Cost $787,538)		787,538
Total Investments
(Cost $83,404,369)	101.0%	$103,455,330
Affiliated Securities (Cost $2,199,684)		1,454,016
Unaffiliated Securities (Cost $81,204,685)		102,001,314
Liabilities in Excess of Other Assets	(1.0)%	(1,004,430)
NET ASSETS	100.0%	$102,450,900

ADR American Depositary Receipts

CDR Contingent Deferred Rights

CVR Contingent Value Rights

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures approved by the Board of Trustees.

(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(c)	Rate shown reflects 7-day effective yield as of April 30, 2024.

*	Non-income producing security.

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

Security	Acquisition Date(s)	Acquisition Cost	Market Value	% of net assets as of 4/30/2024
Chime Financial, Inc., Series G	8/24/21	$7,901,516	$4,257,931	4.2%
Crosslink Ventures C, LLC, Cl. A	10/2/20	1,275,000	1,158,669	1.1%
Crosslink Ventures C, LLC, Cl. B	12/16/20	325,000	295,347	0.3%
Impulse Dynamics PLC, Series A	2/11/22	1,756,940	1,124,441	1.1%
Impulse Dynamics PLC, Series F-1	2/5/2024	152,451	152,864	0.1%
Mirati Therapeutics, Inc. CVR	1/24/24	—	11,175	0.0%
Prosetta Biosciences, Inc., Series D	2/6/15	599,684	0	0.0%
Tolero CDR	2/6/17	285,726	317,135	0.3%
Total			$7,317,562	7.1%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited)

	Alger Capital Appreciation Institutional Fund		Alger Focus Equity Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$2,092,904,414		$1,385,258,039
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	2,794,437		—
Cash and cash equivalents	—		76
Receivable for investment securities sold	14,023,859		7,734,967
Receivable for shares of beneficial interest sold	504,583		1,081,170
Dividends and interest receivable	451,743		277,580
Receivable from Investment Manager	34,869		4,649
Prepaid expenses	183,085		207,428
Total Assets	2,110,896,990		1,394,563,909

LIABILITIES:
Payable for interfund loans	7,922,355		—
Payable for investment securities purchased	5,844,169		6,117,725
Payable for shares of beneficial interest redeemed	9,333,304		1,833,146
Bank overdraft	5,849		—
Accrued investment advisory fees	1,559,384		664,734
Accrued distribution fees	169,406		84,433
Accrued shareholder servicing fees	337,893		15,163
Accrued shareholder administrative fees	19,552		13,799
Accrued administrative fees	53,767		35,154
Accrued transfer agent fees	825,986		40,207
Accrued fund accounting fees	242,834		158,902
Accrued printing fees	29,295		56,725
Accrued professional fees	46,636		31,429
Accrued custodian fees	50,216		38,000
Accrued trustee fees	26,931		26,251
Accrued other expenses	60,163		31,761
Total Liabilities	26,527,740		9,147,429
NET ASSETS	$2,084,369,250		$1,385,416,480

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	809,046,434		983,612,305
Distributable earnings (Distributions in excess of earnings)	1,275,322,816		401,804,175
NET ASSETS	$2,084,369,250		$1,385,416,480
* Identified cost	$943,883,273	(a)	$845,990,184	(b)
** Identified cost	$3,075,000	(a)	$345,713	(b)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund

NET ASSETS BY CLASS:
Class A	$—	$103,562,444
Class C	$—	$65,575,001
Class I	$1,077,163,542	$65,570,267
Class R	$361,575,351	$—
Class Y	$382,327,308	$87,080,635
Class Z	$—	$1,063,628,133
Class Z-2	$263,303,049	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	1,774,806
Class C	—	1,248,328
Class I	29,121,485	1,114,508
Class R	12,771,295	—
Class Y	9,898,801	1,428,539
Class Z	—	17,511,656
Class Z-2	6,852,235	—

NET ASSET VALUE PER SHARE:
Class A	$—	$58.35
Class A - Offering Price Per Share (includes a 5.25% sales charge)	$—	$61.58
Class C	$—	$52.53
Class I	$36.99	$58.83
Class R	$28.31	$—
Class Y	$38.62	$60.96
Class Z	$—	$60.74
Class Z-2	$38.43	$—

(a)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $964,282,482, amounted to $1,131,416,369, which consisted of aggregate gross unrealized appreciation of $1,141,884,814, and aggregate gross unrealized depreciation of $10,468,445.

(b)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $865,159,655, amounted to $520,098,384, which consisted of aggregate gross unrealized appreciation of $526,695,089, and aggregate gross unrealized depreciation of $6,596,705.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

	Alger Mid Cap Growth Institutional Fund		Alger Small Cap Growth Institutional Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$64,294,288		$102,001,314
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	704,289		1,454,016
Receivable for shares of beneficial interest sold	3,988		8,613
Dividends and interest receivable	14,763		3,248
Receivable from Investment Manager	7,177		2,842
Prepaid expenses	37,442		59,209
Total Assets	65,061,947		103,529,242

LIABILITIES:
Payable for investment securities purchased	68,107		—
Payable for shares of beneficial interest redeemed	420,263		816,905
Bank overdraft	705		41
Accrued investment advisory fees	45,507		81,708
Accrued distribution fees	2,330		1,603
Accrued shareholder servicing fees	11,510		15,038
Accrued shareholder administrative fees	599		1,009
Accrued administrative fees	1,647		2,774
Accrued transfer agent fees	27,912		51,523
Accrued fund accounting fees	24,340		32,509
Accrued printing fees	6,046		20,744
Accrued professional fees	44,643		36,748
Accrued custodian fees	12,646		10,567
Accrued trustee fees	8,413		2,695
Accrued other expenses	3,186		4,478
Total Liabilities	677,854		1,078,342
NET ASSETS	$64,384,093		$102,450,900

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	72,023,140		92,168,574
Distributable earnings (Distributions in excess of earnings)	(7,639,047)		10,282,326
NET ASSETS	$64,384,093		$102,450,900
* Identified cost	$50,903,724	(c)	$81,204,685	(d)
** Identified cost	$1,522,040	(c)	$2,199,684	(d)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund

NET ASSETS BY CLASS:
Class I	$44,138,844	$59,919,345
Class R	$4,998,866	$3,389,103
Class Z-2	$15,246,383	$39,142,452

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I	2,061,935	3,800,877
Class R	305,708	311,354
Class Z-2	683,163	2,410,287

NET ASSET VALUE PER SHARE:
Class I	$21.41	$15.76
Class R	$16.35	$10.89
Class Z-2	$22.32	$16.24

(c)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $53,195,114, amounted to $11,803,463, which consisted of aggregate gross unrealized appreciation of $13,549,366, and aggregate gross unrealized depreciation of $1,745,903.

(d)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $84,698,795, amounted to $18,756,535, which consisted of aggregate gross unrealized appreciation of $32,181,364, and aggregate gross unrealized depreciation of $13,424,829.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations for the six months ended April 30, 2024 (Unaudited)

	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$6,535,688	$4,069,700
Interest	18,693	829,279
Total Income	6,554,381	4,898,979

EXPENSES:
Investment advisory fees — Note 3	8,363,388	3,422,928
Distribution fees — Note 3
Class A	—	121,488
Class C	—	310,440
Class R	899,763	—
Shareholder administrative fees — Note 3	104,285	71,002
Administration fees — Note 3	286,784	181,020
Shareholder servicing fees — Note 3	1,817,103	87,023
Transfer agent fees — Note 3	627,401	120,775
Fund accounting fees	212,574	141,758
Interest expenses	123,350	16,103
Professional fees	113,776	68,108
Printing fees	47,441	42,927
Trustee fees — Note 3	43,965	38,033
Custodian fees	38,734	29,161
Registration fees	41,075	43,154
Other expenses	112,529	57,623
Total Expenses	12,832,168	4,751,543
Less, expense reimbursements/waivers — Note 3	(206,489)	(23,846)
Net Expenses	12,625,679	4,727,697
NET INVESTMENT INCOME (LOSS)	(6,071,298)	171,282

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	162,934,431	81,629,631
Net realized (loss) on foreign currency transactions	(36,219)	(3,081)
Total net realized gain	162,898,212	81,626,550
Net change in unrealized appreciation on unaffiliated investments	372,077,505	251,429,780
Net change in unrealized (depreciation) on affiliated investments	(36,900)	—
Net change in unrealized appreciation on foreign currency	1,304	1,062
Total net change in unrealized appreciation	372,041,909	251,430,842
Net realized and unrealized gain on investments and foreign currency	534,940,121	333,057,392
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$528,868,823	$333,228,674
* Foreign withholding taxes	$54,464	$35,770

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations for the six months ended April 30, 2024 (Unaudited) (Continued)

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$213,935	$70,180
Interest	14,897	21,423
Total Income	228,832	91,603

EXPENSES:
Investment advisory fees — Note 3	237,691	474,432
Distribution fees — Note 3
Class R	12,270	9,613
Shareholder administrative fees — Note 3	3,128	5,857
Administration fees — Note 3	8,601	16,107
Shareholder servicing fees — Note 3	61,614	84,134
Transfer agent fees — Note 3	22,945	41,260
Fund accounting fees	24,162	29,758
Interest expenses	244	5,090
Professional fees	22,375	36,946
Printing fees	3,251	14,782
Trustee fees — Note 3	8,952	3,234
Custodian fees	8,619	7,456
Registration fees	15,702	20,171
Other expenses	6,246	9,967
Total Expenses	435,800	758,807
Less, expense reimbursements/waivers — Note 3	(17,107)	(19,459)
Net Expenses	418,693	739,348
NET INVESTMENT (LOSS)	(189,861)	(647,745)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	2,453,229	10,296,001
Net realized (loss) on foreign currency transactions	(1,238)	(147)
Total net realized gain	2,451,991	10,295,854
Net change in unrealized appreciation on unaffiliated investments	11,043,902	9,907,746
Net change in unrealized (depreciation) on affiliated investments	(9,300)	(19,200)
Net change in unrealized appreciation on foreign currency	14	—
Total net change in unrealized appreciation	11,034,616	9,888,546
Net realized and unrealized gain on investments and foreign currency	13,486,607	20,184,400
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,296,746	$19,536,655
* Foreign withholding taxes	$2,634	$—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Unaudited)

	Alger Capital Appreciation Institutional Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023
Net investment (loss)	$(6,071,298)	$(11,420,051)
Net realized gain	162,898,212	192,110,173
Net change in unrealized appreciation	372,041,909	156,062,923
Net increase in net assets resulting from operations	528,868,823	336,753,045

Dividends and distributions to shareholders:
Class I	(81,843,617)	(42,396,053)
Class R	(33,615,951)	(13,940,465)
Class Y	(27,239,260)	(12,156,522)
Class Z-2	(17,024,215)	(8,874,519)
Total dividends and distributions to shareholders	(159,723,043)	(77,367,559)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(97,291,937)	(379,157,895)
Class R	(5,182,318)	(40,394,366)
Class Y	(14,991,854)	(97,016,451)
Class Z-2	9,260,304	(112,806,983)
Net decrease from shares of beneficial interest transactions — Note 6	(108,205,805)	(629,375,695)
Total increase (decrease)	260,939,975	(369,990,209)

Net Assets:
Beginning of period	1,823,429,275	2,193,419,484
END OF PERIOD	$2,084,369,250	$1,823,429,275

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Focus Equity Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023
Net investment income	$171,282	$108,462
Net realized gain	81,626,550	4,014,150
Net change in unrealized appreciation	251,430,842	191,133,735
Net increase in net assets resulting from operations	333,228,674	195,256,347

Dividends and distributions to shareholders:
Class A	(88,145)	(46,071)
Class C	(22,979)	—
Class I	(76,549)	(25,869)
Class Y	(93,277)	(117,730)
Class Z	(1,143,838)	(715,778)
Total dividends and distributions to shareholders	(1,424,788)	(905,448)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(10,144,196)	4,891,849
Class C	(816,210)	(1,523,363)
Class I	1,755,147	(5,963,947)
Class Y	(76,808,340)	(12,635,079)
Class Z	24,133,586	(114,392,918)
Net decrease from shares of beneficial interest transactions — Note 6	(61,880,013)	(129,623,458)
Total increase	269,923,873	64,727,441

Net Assets:
Beginning of period	1,115,492,607	1,050,765,166
END OF PERIOD	$1,385,416,480	$1,115,492,607

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Growth Institutional Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023
Net investment (loss)	$(189,861)	$(488,188)
Net realized gain (loss)	2,451,991	(2,766,679)
Net change in unrealized appreciation	11,034,616	3,331,123
Net increase in net assets resulting from operations	13,296,746	76,256

Dividends and distributions to shareholders:
Class I	—	—
Class R	—	—
Class Z-2	—	—
Total dividends and distributions to shareholders	—	—

Increase (decrease) from shares of beneficial interest transactions:
Class I	(4,561,970)	(3,541,219)
Class R	(125,004)	(160,540)
Class Z-2	1,703,089	241,829
Net decrease from shares of beneficial interest transactions — Note 6	(2,983,885)	(3,459,930)
Total increase (decrease)	10,312,861	(3,383,674)

Net Assets:
Beginning of period	54,071,232	57,454,906
END OF PERIOD	$64,384,093	$54,071,232

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Growth Institutional Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023
Net investment (loss)	$(647,745)	$(1,195,418)
Net realized gain (loss)	10,295,854	(15,283,201)
Net change in unrealized appreciation	9,888,546	1,789,697
Net increase (decrease) in net assets resulting from operations	19,536,655	(14,688,922)

Dividends and distributions to shareholders:
Class I	—	—
Class R	—	—
Class Z-2	—	—
Total dividends and distributions to shareholders	—	—

Decrease from shares of beneficial interest transactions:
Class I	(5,798,780)	(18,054,126)
Class R	(722,601)	(822,075)
Class Z-2	(16,014,936)	(32,747,332)
Net decrease from shares of beneficial interest transactions — Note 6	(22,536,317)	(51,623,533)
Total decrease	(2,999,662)	(66,312,455)

Net Assets:
Beginning of period	105,450,562	171,763,017
END OF PERIOD	$102,450,900	$105,450,562

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Institutional Fund	Class I
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$30.80	$27.32	$50.16	$43.16	$35.43	$34.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.11)	(0.18)	(0.15)	(0.29)	(0.14)	(0.07)
Net realized and unrealized gain (loss) on investments	8.98	4.64	(14.69)	14.23	11.44	4.54
Total from investment operations	8.87	4.46	(14.84)	13.94	11.30	4.47
Distributions from net realized gains	(2.68)	(0.98)	(8.00)	(6.94)	(3.57)	(3.55)
Net asset value, end of period	$36.99	$30.80	$27.32	$50.16	$43.16	$35.43
Total return(c)	29.99%	17.01%	(34.91)%	35.72%	34.58%	15.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,077,164	$976,912	$1,213,736	$2,313,493	$2,105,435	$2,028,574
Ratio of net expenses to average net assets	1.26%	1.25%	1.16%	1.12%	1.13%	1.16%
Ratio of net investment loss to average net assets	(0.63)%	(0.61)%	(0.45)%	(0.63)%	(0.36)%	(0.21)%
Portfolio turnover rate	34.32%	86.08%	106.51%	78.70%	83.95%	80.36%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(b)	Amount was computed based on average shares outstanding during the period.

(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Institutional Fund	Class R
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$24.17	$21.74	$41.74	$37.10	$31.05	$30.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.14)	(0.24)	(0.24)	(0.41)	(0.26)	(0.20)
Net realized and unrealized gain (loss) on investments	6.96	3.65	(11.76)	11.99	9.88	3.97
Total from investment operations	6.82	3.41	(12.00)	11.58	9.62	3.77
Distributions from net realized gains	(2.68)	(0.98)	(8.00)	(6.94)	(3.57)	(3.55)
Net asset value, end of period	$28.31	$24.17	$21.74	$41.74	$37.10	$31.05
Total return(c)	29.72%	16.53%	(35.20)%	35.10%	33.99%	14.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$361,575	$310,296	$314,106	$553,283	$520,172	$525,018
Ratio of net expenses to average net assets	1.68%	1.68%	1.59%	1.56%	1.58%	1.61%
Ratio of net investment loss to average net assets	(1.06)%	(1.05)%	(0.88)%	(1.07)%	(0.80)%	(0.67)%
Portfolio turnover rate	34.32%	86.08%	106.51%	78.70%	83.95%	80.36%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(b)	Amount was computed based on average shares outstanding during the period.

(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Institutional Fund	Class Y
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$32.00	$28.22	$51.36	$43.91	$35.86	$34.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	(0.04)	(0.06)	(0.01)	(0.13)	— (c)	0.05
Net realized and unrealized gain (loss) on investments	9.34	4.82	(15.13)	14.52	11.62	4.61
Total from investment operations	9.30	4.76	(15.14)	14.39	11.62	4.66
Distributions from net realized gains	(2.68)	(0.98)	(8.00)	(6.94)	(3.57)	(3.55)
Net asset value, end of period	$38.62	$32.00	$28.22	$51.36	$43.91	$35.86
Total return(d)	30.23%	17.55%	(34.65)%	36.19%	35.10%	15.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$382,327	$327,807	$375,693	$678,853	$484,362	$337,299
Ratio of gross expenses to average net assets	0.92%	0.91%	0.84%	0.79%	0.82%	0.84%
Ratio of expense reimbursements to average net assets	(0.07)%	(0.10)%	(0.09)%	(0.04)%	(0.07)%	(0.09)%
Ratio of net expenses to average net assets	0.85%	0.81%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	(0.22)%	(0.18)%	(0.04)%	(0.27)%	(0.01)%	0.14%
Portfolio turnover rate	34.32%	86.08%	106.51%	78.70%	83.95%	80.36%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(b)	Amount was computed based on average shares outstanding during the period.

(c)	Amount was less than $0.005 per share.

(d)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Institutional
Fund	Class Z-2
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$31.85	$28.11	$51.23	$43.83	$35.82	$34.74
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	(0.05)	(0.06)	(0.05)	(0.14)	(0.02)	0.03
Net realized and unrealized gain (loss) on investments	9.31	4.78	(15.07)	14.48	11.60	4.60
Total from investment operations	9.26	4.72	(15.12)	14.34	11.58	4.63
Distributions from net realized gains	(2.68)	(0.98)	(8.00)	(6.94)	(3.57)	(3.55)
Net asset value, end of period	$38.43	$31.85	$28.11	$51.23	$43.83	$35.82
Total return(c)	30.24%	17.48%	(34.70)%	36.13%	35.02%	15.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$263,303	$208,415	$289,885	$640,412	$539,253	$464,636
Ratio of gross expenses to average net assets	0.92%	0.92%	0.84%	0.79%	0.82%	0.83%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.05)%	—	—	—	—
Ratio of net expenses to average net assets	0.87%	0.87%	0.84%	0.79%	0.82%	0.83%
Ratio of net investment loss to average net assets	(0.25)%	(0.22)%	(0.13)%	(0.31)%	(0.05)%	(0.10)%
Portfolio turnover rate	34.32%	86.08%	106.51%	78.70%	83.95%	80.36%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(b)	Amount was computed based on average shares outstanding during the period.

(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund	Class A
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022		Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$44.69	$38.02	$65.10		$50.77	$37.33	$34.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.05)	(0.10)	(0.10)		(0.25)	(0.07)	— (c)
Net realized and unrealized gain (loss) on investments	13.76	6.79	(19.02)		17.97	14.29	4.95
Total from investment operations	13.71	6.69	(19.12)		17.72	14.22	4.95
Dividends from net investment income	(0.05)	(0.02)	—		—	(0.02)	—
Distributions from net realized gains	—	—	(7.96)		(3.39)	(0.76)	(1.62)
Net asset value, end of period	$58.35	$44.69	$38.02		$65.10	$50.77	$37.33
Total return(d)	30.69%	17.62%	(33.34)%		36.37%	38.75%	15.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$103,562	$88,975	$70,778		$118,641	$89,028	$53,533
Ratio of net expenses to average net assets	0.94%	0.95%	0.95%		0.92%	0.95%	1.00%
Ratio of net investment loss to average net assets	(0.20)%	(0.24)%	(0.21)%		(0.43)%	(0.16)%	(0.01)%
Portfolio turnover rate	40.27%	99.51%	126.01	%(e)	107.82%	99.52%	134.50%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(b)	Amount was computed based on average shares outstanding during the period.

(c)	Amount was less than $0.005 per share.

(d)	Does not reflect the effect of sales charges, if applicable.

(e)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund	Class C
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022		Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$40.36	$34.58	$60.35		$47.63	$35.30	$32.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.24)	(0.39)	(0.41)		(0.65)	(0.38)	(0.26)
Net realized and unrealized gain (loss) on investments	12.43	6.17	(17.40)		16.76	13.47	4.71
Total from investment operations	12.19	5.78	(17.81)		16.11	13.09	4.45
Dividends from net investment income	(0.02)	—	—		—	—	—
Distributions from net realized gains	—	—	(7.96)		(3.39)	(0.76)	(1.62)
Net asset value, end of period	$52.53	$40.36	$34.58		$60.35	$47.63	$35.30
Total return(c)	30.21%	16.71%	(33.85)%		35.33%	37.73%	14.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$65,575	$51,040	$45,186		$70,664	$57,067	$37,169
Ratio of net expenses to average net assets	1.70%	1.72%	1.70%		1.68%	1.71%	1.75%
Ratio of net investment loss to average net assets	(0.97)%	(1.01)%	(0.96)%		(1.19)%	(0.91)%	(0.77)%
Portfolio turnover rate	40.27%	99.51%	126.01	%(d)	107.82%	99.52%	134.50%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(b)	Amount was computed based on average shares outstanding during the period.

(c)	Does not reflect the effect of sales charges, if applicable.

(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund	Class I
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022		Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$45.06	$38.32	$65.54		$51.07	$37.56	$34.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	(0.04)	(0.09)	(0.07)		(0.23)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	13.86	6.85	(19.19)		18.09	14.37	5.00
Total from investment operations	13.82	6.76	(19.26)		17.86	14.34	5.01
Dividends from net investment income	(0.05)	(0.02)	—		— (c)	(0.07)	—
Distributions from net realized gains	—	—	(7.96)		(3.39)	(0.76)	(1.62)
Net asset value, end of period	$58.83	$45.06	$38.32		$65.54	$51.07	$37.56
Total return(d)	30.73%	17.64%	(33.33)%		36.44%	38.81%	15.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$65,570	$46,035	$44,607		$77,895	$63,658	$68,705
Ratio of gross expenses to average net assets	0.91%	0.93%	0.91%		0.89%	0.93%	0.96%
Ratio of expense reimbursements to average net assets	—	—	—		(0.01)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	0.91%	0.93%	0.91%		0.88%	0.89%	0.92%
Ratio of net investment income (loss) to average net assets	(0.14)%	(0.21)%	(0.15)%		(0.39)%	(0.06)%	0.04%
Portfolio turnover rate	40.27%	99.51%	126.01	%(e)	107.82%	99.52%	134.50%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(b)	Amount was computed based on average shares outstanding during the period.

(c)	Amount was less than $0.005 per share.

(d)	Does not reflect the effect of sales charges, if applicable.

(e)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund	Class Y
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022		Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$46.62	$39.53	$67.15		$52.12	$38.29	$34.79
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	0.08	0.06	0.08		(0.06)	0.07	0.12
Net realized and unrealized gain (loss) on investments	14.33	7.07	(19.74)		18.50	14.65	5.08
Total from investment operations	14.41	7.13	(19.66)		18.44	14.72	5.20
Dividends from net investment income	(0.07)	(0.04)	—		(0.02)	(0.13)	(0.08)
Distributions from net realized gains	—	—	(7.96)		(3.39)	(0.76)	(1.62)
Net asset value, end of period	$60.96	$46.62	$39.53		$67.15	$52.12	$38.29
Total return(c)	30.93%	18.05%	(33.10)%		36.84%	39.17%	15.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$87,081	$136,409	$126,406		$194,908	$121,688	$69,175
Ratio of gross expenses to average net assets	0.64%	0.64%	0.62%		0.61%	0.63%	0.66%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.05)%	(0.04)%		(0.03)%	—	(0.01)%
Ratio of net expenses to average net assets	0.59%	0.59%	0.58%		0.58%	0.63%	0.65%
Ratio of net investment income (loss) to average net assets	0.28%	0.13%	0.16%		(0.10)%	0.16%	0.34%
Portfolio turnover rate	40.27%	99.51%	126.01	%(d)	107.82%	99.52%	134.50%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(b)	Amount was computed based on average shares outstanding during the period.

(c)	Does not reflect the effect of sales charges, if applicable.

(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund	Class Z
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022		Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$46.46	$39.41	$67.00		$52.02	$38.21	$34.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	0.03	0.04	0.06		(0.08)	0.06	0.11
Net realized and unrealized gain (loss) on investments	14.32	7.05	(19.69)		18.47	14.64	5.07
Total from investment operations	14.35	7.09	(19.63)		18.39	14.70	5.18
Dividends from net investment income	(0.07)	(0.04)	—		(0.02)	(0.13)	(0.08)
Distributions from net realized gains	—	—	(7.96)		(3.39)	(0.76)	(1.62)
Net asset value, end of period	$60.74	$46.46	$39.41		$67.00	$52.02	$38.21
Total return(c)	30.90%	18.00%	(33.13)%		36.81%	39.20%	15.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,063,628	$793,033	$763,788		$1,167,256	$746,122	$351,530
Ratio of net expenses to average net assets	0.63%	0.63%	0.62%		0.61%	0.63%	0.66%
Ratio of net investment income (loss) to average net assets	0.10%	0.09%	0.12%		(0.13)%	0.13%	0.29%
Portfolio turnover rate	40.27%	99.51%	126.01	%(d)	107.82%	99.52%	134.50%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(b)	Amount was computed based on average shares outstanding during the period.

(c)	Does not reflect the effect of sales charges, if applicable.

(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Institutional
Fund	Class I
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$17.11	$17.14	$50.80	$40.47	$31.04	$30.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.07)	(0.16)	(0.19)	(0.45)	(0.27)	(0.21)
Net realized and unrealized gain (loss) on investments	4.37	0.13	(13.62)	16.11	12.27	3.03
Total from investment operations	4.30	(0.03)	(13.81)	15.66	12.00	2.82
Distributions from net realized gains	—	—	(19.85)	(5.33)	(2.57)	(1.98)
Net asset value, end of period	$21.41	$17.11	$17.14	$50.80	$40.47	$31.04
Total return(c)	25.13%	(0.17)%	(39.51)%	41.08%	41.71%	10.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$44,139	$39,102	$42,477	$85,297	$86,228	$73,274
Ratio of gross expenses to average net assets	1.43%	1.45%	1.43%	1.27%	1.35%	1.35%
Ratio of expense reimbursements to average net assets	(0.06)%	—	—	—	—	—
Ratio of net expenses to average net assets	1.37%	1.45%	1.43%	1.27%	1.35%	1.35%
Ratio of net investment loss to average net assets	(0.64)%	(0.88)%	(0.89)%	(0.97)%	(0.80)%	(0.70)%
Portfolio turnover rate	29.58%	79.60%	199.22%	171.43%	180.30%	182.64%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(b)	Amount was computed based on average shares outstanding during the period.

(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Institutional
Fund	Class R
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$13.10	$13.19	$44.37	$36.07	$28.06	$27.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.09)	(0.19)	(0.22)	(0.59)	(0.36)	(0.32)
Net realized and unrealized gain (loss) on investments	3.34	0.10	(11.11)	14.22	10.94	2.72
Total from investment operations	3.25	(0.09)	(11.33)	13.63	10.58	2.40
Distributions from net realized gains	—	—	(19.85)	(5.33)	(2.57)	(1.98)
Net asset value, end of period	$16.35	$13.10	$13.19	$44.37	$36.07	$28.06
Total return(c)	24.81%	(0.68)%	(39.77)%	40.42%	41.03%	10.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,999	$4,099	$4,282	$7,426	$6,093	$7,952
Ratio of net expenses to average net assets	1.88%	1.91%	1.88%	1.75%	1.83%	1.85%
Ratio of net investment loss to average net assets	(1.16)%	(1.34)%	(1.33)%	(1.46)%	(1.22)%	(1.18)%
Portfolio turnover rate	29.58%	79.60%	199.22%	171.43%	180.30%	182.64%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(b)	Amount was computed based on average shares outstanding during the period.

(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Institutional
Fund	Class Z-2
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$17.81	$17.76	$51.68	$40.99	$31.31	$30.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.03)	(0.08)	(0.10)	(0.32)	(0.16)	(0.12)
Net realized and unrealized gain (loss) on investments	4.54	0.13	(13.97)	16.34	12.41	3.05
Total from investment operations	4.51	0.05	(14.07)	16.02	12.25	2.93
Distributions from net realized gains	—	—	(19.85)	(5.33)	(2.57)	(1.98)
Net asset value, end of period	$22.32	$17.81	$17.76	$51.68	$40.99	$31.31
Total return(c)	25.32%	0.28%	(39.24)%	41.50%	42.18%	11.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,246	$10,870	$10,696	$25,469	$17,452	$12,409
Ratio of gross expenses to average net assets	1.10%	1.12%	1.09%	0.97%	1.05%	1.09%
Ratio of expense reimbursements to average net assets	(0.08)%	(0.11)%	(0.10)%	—	(0.01)%	(0.04)%
Ratio of net expenses to average net assets	1.02%	1.01%	0.99%	0.97%	1.04%	1.05%
Ratio of net investment loss to average net assets	(0.29)%	(0.45)%	(0.46)%	(0.68)%	(0.48)%	(0.40)%
Portfolio turnover rate	29.58%	79.60%	199.22%	171.43%	180.30%	182.64%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(b)	Amount was computed based on average shares outstanding during the period.

(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Institutional
Fund	Class I
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$13.36	$15.10	$31.70	$25.77	$21.49	$22.53
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.10)	(0.15)	(0.19)	(0.32)	(0.24)	(0.25)
Net realized and unrealized gain (loss) on investments	2.50	(1.59)	(11.05)	7.80	8.32	1.95
Total from investment operations	2.40	(1.74)	(11.24)	7.48	8.08	1.70
Dividends from net investment income	—	—	—	—	(0.03)	—
Distributions from net realized gains	—	—	(5.36)	1.55	(3.77)	(2.74)
Net asset value, end of period	$15.76	$13.36	$15.10	$31.70	$25.77	$21.49
Total return(c)	17.96%	(11.52)%	(40.86)%	29.64%	44.12%	10.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$59,919	$55,483	$80,965	$180,795	$152,183	$95,853
Ratio of net expenses to average net assets	1.42%	1.38%	1.30%	1.24%	1.30%	1.35%
Ratio of net investment loss to average net assets	(1.27)%	(0.99)%	(1.04)%	(1.04)%	(1.10)%	(1.16)%
Portfolio turnover rate	20.49%	29.53%	14.95%	41.10%	23.78%	14.93%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(b)	Amount was computed based on average shares outstanding during the period.

(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Institutional
Fund	Class R
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$9.24	$10.50	$24.00	$19.92	$17.48	$18.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.09)	(0.15)	(0.19)	(0.35)	(0.27)	(0.28)
Net realized and unrealized gain (loss) on investments	1.74	(1.11)	(7.95)	5.98	6.48	1.53
Total from investment operations	1.65	(1.26)	(8.14)	5.63	6.21	1.25
Distributions from net realized gains	—	—	(5.36)	(1.55)	(3.77)	(2.74)
Net asset value, end of period	$10.89	$9.24	$10.50	$24.00	$19.92	$17.48
Total return(c)	17.86%	(12.00)%	(41.11)%	29.02%	43.38%	9.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,389	$3,459	$4,791	$9,751	$9,940	$8,690
Ratio of net expenses to average net assets	1.88%	1.84%	1.73%	1.73%	1.80%	1.81%
Ratio of net investment loss to average net assets	(1.72)%	(1.46)%	(1.47)%	(1.51)%	(1.58)%	(1.63)%
Portfolio turnover rate	20.49%	29.53%	14.95%	41.10%	23.78%	14.93%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(b)	Amount was computed based on average shares outstanding during the period.

(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Institutional
Fund	Class Z-2
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$13.73	$15.47	$32.23	$26.10	$21.76	$22.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.07)	(0.09)	(0.14)	(0.24)	(0.18)	(0.17)
Net realized and unrealized gain (loss) on investments	2.58	(1.65)	(11.26)	7.92	8.42	1.97
Total from investment operations	2.51	(1.74)	11.40	7.68	8.24	1.80
Dividends from net investment income	—	—	—	—	(0.13)	—
Distributions from net realized gains	—	—	(5.36)	(1.55)	(3.77)	(2.74)
Net asset value, end of period	$16.24	$13.73	$15.47	$32.23	$26.10	$21.76
Total return(c)	18.28%	(11.25)%	(40.65)%	30.05%	44.55%	10.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$39,142	$46,508	$86,007	$169,918	$98,954	$47,863
Ratio of gross expenses to average net assets	1.09%	1.05%	0.98%	0.94%	0.99%	1.02%
Ratio of expense reimbursements to average net assets	(0.08)%	(0.05)%	—	—	(0.01)%	(0.03)%
Ratio of net expenses to average net assets	1.01%	1.00%	0.98%	0.94%	0.98%	0.99%
Ratio of net investment loss to average net assets	(0.85)%	(0.60)%	(0.71)%	(0.76)%	(0.79)%	(0.81)%
Portfolio turnover rate	20.49%	29.53%	14.95%	41.10%	23.78%	14.93%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(b)	Amount was computed based on average shares outstanding during the period.

(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four series – Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, R, Y, Z and Z-2. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R, Y, Z and Z-2 shares are generally sold to institutional investors and are sold without an initial or deferred sales charge and Class Y, Z and Z-2 shares are generally subject to a minimum initial investment of $500,000. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

On May 23, 2023, the Board of Trustees of the Trust (the “Board”) approved the transition of the Funds’ custodian and administrator from Brown Brothers Harriman & Company to The Bank of New York (collectively, the “Custodian”). This change became effective on January 29, 2024.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds’ investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Funds to assist in performing the duties and responsibilities of the Valuation Designee.

The Valuation Designee has established valuation processes including but not limited to: (i) making fair value determinations when market quotations for financial instruments are not readily available in accordance with valuation policies and procedures adopted by the Board; (ii) assessing and managing material risks associated with fair valuation determinations; (iii) selecting, applying and testing fair valuation methodologies; and (iv) overseeing and evaluating pricing services used by the Funds. The Valuation Designee regularly reports its fair valuation determinations and related valuation information to the Board. The Committee generally meets quarterly and on an as-needed basis to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

Investments in short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Investments in other open-end investment companies registered under the 1940 Act are valued at such investment companies’ net asset value per share.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are generally valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, through its Committee, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the NYSE is open.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, amortized cost, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and foreign cash.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which they were earned. Each share class is treated separately in determining the amount of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with U.S. federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(f) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the U.S. Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no U.S. federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for the tax years 2020-2023. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(g) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(h) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. This unaudited Semi-Annual Report reflects all adjustments that are, in the opinion of management, necessary to present a fair statement of results of the semi-annual period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2024, is set forth below under the heading “Actual Rate”:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Institutional Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.80%
Alger Focus Equity Fund(b)	0.52	—	—	—	—	0.52
Alger Mid Cap Growth Institutional Fund(c)	0.76	0.70	—	—	—	0.76
Alger Small Cap Growth Institutional Fund(c)	0.81	0.75	—	—	—	0.81

(a)	Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b)	Tier 1 rate is paid on all assets.

(c)	Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

Alger Management has contractually agreed to waive and/or reimburse Fund expenses (excluding advisory fees, custody fees, acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage and extraordinary expenses, to the extent applicable) through October 31, 2025 to the extent necessary to limit other expenses and any other applicable share class-specific expenses to the rates, based on average daily net assets, as listed in the table below.

									FEES WAIVED /
									REIMBURSED
									FOR THE SIX
	CLASS								MONTHS ENDED
	A	C	I		R	Y	Z	Z-2	April 30, 2024
Alger Capital Appreciation Institutional Fund	—%	—%	—%		—%	0.03%	—%	0.05%	$206,489
Alger Focus Equity Fund	—	—	—		—	0.06	0.11	—	23,846
Alger Mid Cap Growth Institutional Fund	—	—	0.48	(a)	—	—	—	0.23	17,107
Alger Small Cap Growth Institutional Fund	—	—	—		—	—	—	0.18	19,459

(a)	Prior to February 29, 2024, this share class did not have a contractual agreement in place to waive and /or reimburse Fund expenses.

Alger Management may recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to the Investment Manager if such repayment does not cause a Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) a Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the six months ended April 30, 2024, there were no recoupments made by the Investment Manager.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees:

Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Focus Equity Fund pay Fred Alger & Company, LLC, the Trust’s distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”), a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or administering the share class and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Focus Equity Fund pays Alger LLC a fee at the annual rate of 1% of the average daily net assets of the Class C shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or servicing the Class C shares. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund issuing such shares pays Alger LLC a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the Class R shares. The fees paid may be more or less than the expenses incurred by the Distributor.

(d) Sales Charges: Sales of shares of the Funds may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2024, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT DEFERRED SALES
CHARGES
Alger Focus Equity Fund	$2,544

(e) Brokerage Commissions: During the six months ended April 30, 2024, Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger LLC commissions of $46,990, $15,853, $3,466 and $6,291, respectively, in connection with securities transactions.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(f) Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for its liaising with, and providing administrative oversight of, the Trust’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets for the Class I, Class R, Class Y, Class Z and Class Z-2 shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2024, Alger Management charged back to Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $405,156, $40,674, $17,688 and $22,604, respectively, for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

(g) Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $165,400 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. Prior to January 1, 2024, each Independent Trustee received $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Funds, The Alger Funds II, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

The Board has adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or sub-advised by Weatherbie Capital, LLC or Redwood Investments, LLC, affiliates of Alger Management. For the six months ended April 30, 2024 there were no interfund trades.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(i) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight U.S. Treasury money market rate and bank loan rate available to the Funds. As of April 30, 2024 Alger Capital Appreciation Institutional Fund borrowed $7,922,355, including interest, from Alger Growth & Income Fund, an affiliated fund, at a rate of 6.26%, which was payable May 1, 2024.

For the six months ended April 30, 2024, Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund incurred interfund loan interest expenses of $131,512, $16,103, $92 and $5,074, respectively, which are included in interest expense in the accompanying Statements of Operations.

(j) Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At April 30, 2024, Alger Management and its affiliated entities owned the following shares:

		SHARE CLASS
	A	Y	Z	Z-2
Alger Capital Appreciation Institutional Fund	—	415	—	4,518
Alger Focus Equity Fund	14,604	408	38,752	—
Alger Mid Cap Growth Institutional Fund	—	—	—	4,909
Alger Small Cap Growth Institutional Fund	—	—	—	7,733

(k) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger LLC whereby Alger LLC provides Class I and Class R shares of the applicable Funds with ongoing servicing of shareholder accounts. As compensation for such services, the Class I and Class R shares of each applicable Fund pay Alger LLC a fee at an annual rate of 0.25% of the value of the average daily net assets of those classes. The fees paid may be more or less than the expenses incurred by the Distributor.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, and short-term securities, for the six months ended April 30, 2024:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$707,208,022	$953,423,283
Alger Focus Equity Fund	511,932,291	567,103,544
Alger Mid Cap Growth Institutional Fund	18,346,353	21,327,060
Alger Small Cap Growth Institutional Fund	23,616,183	45,664,676

NOTE 5 — Borrowings:

The Funds may borrow from the Custodian, on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. Borrowings from the Custodian are included in Bank overdrafts in the Statements of Assets and Liabilities. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the six months ended April 30, 2024, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Institutional Fund	$2,341,597	6.51%
Alger Focus Equity Fund	268,334	6.03
Alger Mid Cap Growth Institutional Fund	4,611	6.90
Alger Small Cap Growth Institutional Fund	86,687	6.40

The highest amount borrowed from BBH, the Custodian, and other funds in the Alger Fund Complex during the six months ended April 30, 2024 by each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Institutional Fund	$21,619,000
Alger Focus Equity Fund	11,428,000
Alger Mid Cap Growth Institutional Fund	200,507
Alger Small Cap Growth Institutional Fund	4,207,000

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. During the six months ended April 30, 2024, and the year ended October 31, 2023, transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	April 30, 2024		October 31, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	4,152,922	$140,328,590	4,287,576	$123,564,346
Dividends reinvested	—	—	1,620,685	41,813,688
Shares redeemed	(6,746,341)	(237,620,527)	(18,618,202)	(544,535,929)
Net decrease	(2,593,419)	$(97,291,937)	(12,709,941)	$(379,157,895)
Class R:
Shares sold	1,906,694	$49,046,671	1,296,287	$29,231,617
Dividends reinvested	—	—	684,569	13,910,440
Shares redeemed	(1,971,692)	(54,228,989)	(3,589,895)	(83,536,423)
Net decrease	(64,998)	$(5,182,318)	(1,609,039)	$(40,394,366)
Class Y:
Shares sold	1,615,096	$57,293,256	2,268,294	$68,921,701
Dividends reinvested	—	—	414,130	11,057,274
Shares redeemed	(1,960,592)	(72,285,110)	(5,748,994)	(176,995,426)
Net decrease	(345,496)	$(14,991,854)	(3,066,570)	$(97,016,451)
Class Z-2:
Shares sold	1,559,879	$55,127,278	999,589	$29,184,899
Dividends reinvested	—	—	333,450	8,863,106
Shares redeemed	(1,251,310)	(45,866,974)	(5,101,884)	(150,854,988)
Net increase (decrease)	308,569	$9,260,304	(3,768,845)	$(112,806,983)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS		FOR THE YEAR ENDED
	ENDED April 30, 2024		October 31, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Focus Equity Fund
Class A:
Shares sold	185,013	$10,408,158	580,265	$23,603,190
Shares converted from Class C	13,411	792,198	40,542	1,610,657
Dividends reinvested	1,694	86,580	1,224	45,464
Shares redeemed	(416,190)	(21,431,132)	(492,908)	(20,367,462)
Net increase (decrease)	(216,072)	$(10,144,196)	129,123	$4,891,849
Class C:
Shares sold	120,478	$5,919,574	351,217	$13,203,932
Shares converted to Class A	(14,880)	(792,198)	(44,665)	(1,610,657)
Dividends reinvested	489	22,583	—	—
Shares redeemed	(122,259)	(5,966,169)	(348,758)	(13,116,638)
Net decrease	(16,172)	$(816,210)	(42,206)	$(1,523,363)
Class I:
Shares sold	559,868	$28,224,060	179,413	$7,446,824
Dividends reinvested	1,420	73,150	637	23,831
Shares redeemed	(468,498)	(26,542,063)	(322,450)	(13,434,602)
Net increase (decrease)	92,790	$1,755,147	(142,400)	$(5,963,947)
Class Y:
Shares sold	222,821	$12,814,753	581,007	$24,348,006
Dividends reinvested	1,398	74,526	2,867	110,708
Shares redeemed	(1,721,391)	(89,697,619)	(855,918)	(37,093,793)
Net decrease	(1,497,172)	$(76,808,340)	(272,044)	$(12,635,079)
Class Z:
Shares sold	2,232,575	$126,562,279	6,581,004	$276,433,840
Dividends reinvested	21,479	1,141,181	18,534	713,372
Shares redeemed	(1,810,930)	(103,569,874)	(8,911,877)	(391,540,130)
Net increase (decrease)	443,124	$24,133,586	(2,312,339)	$(114,392,918)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	April 30, 2024		October 31, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	96,045	$1,970,458	230,770	$4,140,430
Dividends reinvested	—	—	—	—
Shares redeemed	(319,416)	(6,532,428)	(423,746)	(7,681,649)
Net decrease	(223,371)	$(4,561,970)	(192,976)	$(3,541,219)
Class R:
Shares sold	31,091	$501,335	42,414	$594,961
Dividends reinvested	—	—	—	—
Shares redeemed	(38,244)	(626,339)	(54,240)	(755,501)
Net decrease	(7,153)	$(125,004)	(11,826)	$(160,540)
Class Z-2:
Shares sold	153,854	$3,474,284	215,286	$4,078,589
Dividends reinvested	—	—	—	—
Shares redeemed	(81,109)	(1,771,195)	(207,193)	(3,836,760)
Net increase	72,745	$1,703,089	8,093	$241,829
Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	292,255	$4,447,450	479,785	$7,071,772
Dividends reinvested	—	—	—	—
Shares redeemed	(645,137)	(10,246,230)	(1,686,652)	(25,125,898)
Net decrease	(352,882)	$(5,798,780)	(1,206,867)	$(18,054,126)
Class R:
Shares sold	23,835	$254,657	51,657	$527,625
Dividends reinvested	—	—	—	—
Shares redeemed	(86,689)	(977,258)	(133,705)	(1,349,700)
Net decrease	(62,854)	$(722,601)	(82,048)	$(822,075)
Class Z-2:
Shares sold	302,292	$4,864,802	1,739,915	$26,072,991
Dividends reinvested	—	—	—	—
Shares redeemed	(1,278,959)	(20,879,738)	(3,913,914)	(58,820,323)
Net decrease	(976,667)	$(16,014,936)	(2,173,999)	$(32,747,332)

NOTE 7 — Income Tax Information:

At October 31, 2023, the Alger Focus Equity Fund, the Alger Mid Cap Growth Institutional Fund and the Alger Small Cap Growth Institutional Fund, for federal income tax purposes, had capital loss carryforwards of $198,780,413, $21,260,126 and $16,747,691, respectively. These amounts will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and these amounts may be applied against future net realized gains until their utilization.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and the return of capital from real estate investment trust investments.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax, if applicable.

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of April 30, 2024 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation
Institutional Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$317,675,051	$317,675,051	$—	$—
Consumer Discretionary	262,306,030	260,163,697	2,142,333	—
Consumer Staples	6,307,599	6,307,599	—	—
Energy	8,250,755	8,250,755	—	—
Financials	86,552,245	86,552,245	—	—
Healthcare	237,647,790	237,647,790	—	—
Industrials	178,918,995	178,918,995	—	—
Information Technology	931,497,655	931,497,655	—	—
Materials	27,856,282	27,856,282	—	—
Utilities	22,503,701	22,503,701	—	—
TOTAL COMMON STOCKS	$2,079,516,103	$2,077,373,770	$2,142,333	$—
PREFERRED STOCKS
Information Technology	1,448,565	—	—	1,448,565
REAL ESTATE INVESTMENT TRUST
Real Estate	11,939,537	11,939,537	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	2,794,437	—	—	2,794,437
SHORT-TERM INVESTMENTS
Money Market Funds	209	209	—	—
TOTAL INVESTMENTS IN SECURITIES	$2,095,698,851	$2,089,313,516	$2,142,333	$4,243,002

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Focus Equity Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$214,860,267		$214,860,267	$—	$—
Consumer Discretionary	154,645,181		154,645,181	—	—
Energy	7,749,740		7,749,740	—	—
Financials	70,151,009		70,151,009	—	—
Healthcare	146,871,672		146,871,672	—	—
Industrials	118,612,234		118,612,234	—	—
Information Technology	608,797,144		608,797,144	—	—
Materials	16,876,501		16,876,501	—	—
Utilities	23,079,358		23,079,358	—	—
TOTAL COMMON STOCKS	$1,361,643,106		$1,361,643,106	$—	$—
PREFERRED STOCKS
Healthcare	—	[1]	—	—	—	[1]
SHORT-TERM INVESTMENTS
Money Market Funds	23,614,933		23,614,933	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,385,258,039		$1,385,258,039	$—	$—

Alger Mid Cap Growth Institutional
Fund	TOTAL		LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Communication Services	$4,382,920		$4,382,920	$—		$—
Consumer Discretionary	8,775,202		8,775,202	—		—
Consumer Staples	1,030,849		1,030,849	—		—
Energy	1,775,576		1,775,576	—		—
Financials	4,710,917		4,710,917	—		—
Healthcare	10,167,563		10,167,563	—		—
Industrials	11,822,106		11,822,106	—		—
Information Technology	16,568,640		16,568,640	—		—
Materials	1,081,970		1,081,970	—		—
Real Estate	2,928,725		2,928,725	—		—
TOTAL COMMON STOCKS	$63,244,468		$63,244,468	$—		$—
PREFERRED STOCKS
Healthcare	—	[1]	—	—		—	[1]
RIGHTS
Healthcare	253,757		—	—		253,757
SPECIAL PURPOSE VEHICLE
Information Technology	704,289		—	—		704,289
WARRANTS
Information Technology	—	[2]	—	—	[2]	—
SHORT-TERM INVESTMENTS
Money Market Funds	796,063		796,063	—		—
TOTAL INVESTMENTS IN SECURITIES	$64,998,577		$64,040,531	$—		$958,046

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Institutional Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$3,289,029		$3,289,029	$—	$—
Consumer Discretionary	19,262,529		19,262,529	—	—
Consumer Staples	4,117,414		4,117,414	—	—
Energy	1,176,404		1,176,404	—	—
Financials	2,645,257		2,645,257	—	—
Healthcare	28,457,436		27,180,131	—	1,277,305
Industrials	9,559,360		9,559,360	—	—
Information Technology	28,026,795		28,026,795	—	—
Materials	93,311		93,311	—	—
TOTAL COMMON STOCKS	$96,627,535		$95,350,230	$—	$1,277,305
PREFERRED STOCKS
Healthcare	—	[1]	—	—	—	[1]
Information Technology	4,257,931		—	—	4,257,931
TOTAL PREFERRED STOCKS	$4,257,931		$—	$—	$4,257,931
RIGHTS
Healthcare	328,310		—	—	328,310
SPECIAL PURPOSE VEHICLE
Information Technology	1,454,016		—	—	1,454,016
SHORT-TERM INVESTMENTS
Money Market Funds	787,538		787,538	—	—
TOTAL INVESTMENTS IN SECURITIES	$103,455,330		$96,137,768	$—	$7,317,562

[1]	Alger Focus Equity Fund’s, Alger Mid Cap Growth Institutional Fund’s and Alger Small Cap Growth Institutional Fund’s holdings of Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2024.

[2]	Alger Mid Cap Growth Institutional Fund’s holdings of Constellation Software, Inc. warrants expiring March 31, 2040, are classified as a Level 2 investment and are fair valued at zero as of April 30, 2024.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Preferred Stocks
Opening balance at November 1, 2023	$1,467,635
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(19,070)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	1,448,565
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(19,070)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Special Purpose Vehicle
Opening balance at November 1, 2023	$2,831,337
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(36,900)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	2,974,437
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(36,900)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Focus Equity Fund	Preferred Stocks
Opening balance at November 1, 2023	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2023	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2023	$287,591
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(33,834)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	253,757
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(33,834)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Special Purpose Vehicle
Opening balance at November 1, 2023	$713,589
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(9,300)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	704,289
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(9,300)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Common Stocks
Opening balance at November 1, 2023	$1,517,357
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(382,503)
Purchases and sales
Purchases	142,451
Sales/Distributions	—
Closing balance at April 30, 2024	1,277,305
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(382,503)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2023	$4,313,986 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(56,055)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	4,257,931 *
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(56,055)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2023	$359,420
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(31,110)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	328,310
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(31,110)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Small Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2023	$1,473,216
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(19,200)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	1,454,016
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(19,200)

*	Includes securities that are fair valued at zero.
**	Net change in unrealized appreciation (depreciation) is included in the net change in unrealized appreciation (depreciation) on investments in the accompanying Statement of Operations.

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of its investments as of April 30, 2024. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to each Fund’s fair value measurements.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value
	April 30,		Valuation	Unobservable		Weighted
	2024		Methodology	Input	Input/Range	Average Inputs
Alger Capital Appreciation Institutional Fund
Preferred Stocks	1,448,565		Market Approach	Transaction Price Revenue Multiple	N/A 9.00X-11.00X	N/A
Special Purpose Vehicle	$2,794,437		Market Approach	Transaction Price Revenue Multiple	N/A 9.00X-11.00X	N/A
Alger Focus Equity Fund
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A
Alger Mid Cap Growth Institutional Fund
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A
Rights	253,757		Income Approach	Discount Rate Probability of Success	7.48%-8.16% 0.00%-40.00%	N/A
Special Purpose Vehicle	704,289		Market Approach	Transaction Price Revenue Multiple	N/A 9.00X-11.00X	N/A
Alger Small Cap Growth Institutional Fund
Common Stocks	1,277,305		Market Approach	Transaction Price Revenue Multiple	N/A 6.00X-7.00X	N/A
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A
Preferred Stocks	4,257,931		Market Approach	Transaction Price Revenue Multiple	N/A 9.00X-11.00X	N/A
Rights[1]	11,175		Income Approach	Discount Rate Probability of Success	5.56% 22.00%	N/A
Rights[2]	317,135		Income Approach	Discount Rate Probability of Success	7.48%-8.16% 0.00%-40.00%	N/A
Special Purpose Vehicle	1,454,016		Market Approach	Transaction Price Revenue Multiple	N/A 9.00X-11.00X	N/A

[1]	Mirati Therapeutics, Inc. CVR
[2]	Tolero CDR
*	Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2024.

The significant unobservable inputs used in the fair value measurement of each Fund’s securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

For the period ended April 30, 2024, there were no changes in valuation methodology on Level 3 investments.

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivative instruments held by the Funds throughout the period or as of April 30, 2024.

NOTE 10 — Principal Risks:

Alger Capital Appreciation Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

Alger Focus Equity Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

Alger Small Cap Growth Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 11 — Affiliated Securities:

During the six months ended April 30, 2024, as disclosed in the following table, certain Funds held 5% or more of the outstanding voting securities of the issuers listed below. As such, these issuers were “affiliated persons” of the applicable Fund(s) for purposes of the 1940 Act. Transactions during the six months ended April 30, 2024 with such affiliated persons are summarized below. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Security	Shares Held at October 31, 2023	Shares Purchased	Shares Sold	Shares Held at April 30, 2024	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2024
Alger Capital Appreciation Institutional Fund
Special Purpose Vehicle
Crosslink Ventures C, LLC, Cl. A1					$—	$—	$(36,900)	$2,794,437
Total					$—	$—	$(36,900)	$2,794,437

Security	Shares Held at October 31, 2023	Shares Purchased	Shares Sold	Shares Held at April 30, 2024	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2024
Alger Focus Equity Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D2	76,825	—	—	76,825	$—	$—	$—	$—	[3]
Total					$—	$—	$—	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Security	Shares Held at October 31, 2023	Shares Purchased	Shares Sold	Shares Held at April 30, 2024	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2024
Alger Mid Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D2	166,009	—	—	166,009	$—	$—	$—	$—	[3]
Special Purpose Vehicle
Crosslink Ventures C, LLC, Cl. A1					—	—	(6,600)	499,818
Crosslink Ventures C, LLC, Cl. B1				9	—	—	(2,700)	204,471
Total					$—	$—	$(9,300)	$704,289

Security	Shares Held at October 31, 2023	Shares Purchased	Shares Sold	Shares Held at April 30, 2024	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2024
Alger Small Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D2	133,263	—	—	133,263	$—	$—	$—	$—	[3]
Special Purpose Vehicle
Crosslink Ventures C, LLC, Cl. A1					—	—	(15,300)	1,158,669
Crosslink Ventures C, LLC, Cl. B1					—	—	(3,900)	295,347
Total					$—	$—	$(19,200)	$1,454,016

[1]	The Alger Fund Complex and other entities managed by Alger Management fully own Crosslink Ventures C, LLC, Class A and Crosslink Ventures C, LLC, Class B. There were no capital increases or decreases for the period ended April 30, 2024.

[2]	Prosetta Biosciences, Inc., Series D is deemed to be an affiliate of the Funds because the Funds and Prosetta Biosciences, Inc., Series D are under common control.

[3]	Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2024.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2024, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2023 and ending April 30, 2024 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2024” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Six Months Ended April 30, 2024(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2024(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,299.90	$7.21	1.26%
	Hypothetical(c)	1,000.00	1,018.60	6.32	1.26
Class R	Actual	1,000.00	1,297.20	9.60	1.68
	Hypothetical(c)	1,000.00	1,016.51	8.42	1.68
Class Y	Actual	1,000.00	1,302.30	4.87	0.85
	Hypothetical(c)	1,000.00	1,020.64	4.27	0.85
Class Z-2	Actual	1,000.00	1,302.40	4.98	0.87
	Hypothetical(c)	1,000.00	1,020.54	4.37	0.87
Alger Focus Equity Fund
Class A	Actual	$1,000.00	$1,306.90	$5.39	0.94%
	Hypothetical(c)	1,000.00	1,020.19	4.72	0.94
Class C	Actual	1,000.00	1,302.10	9.73	1.70
	Hypothetical(c)	1,000.00	1,016.41	8.52	1.70
Class I	Actual	1,000.00	1,307.30	5.22	0.91
	Hypothetical(c)	1,000.00	1,020.34	4.57	0.91
Class Y	Actual	1,000.00	1,309.30	3.39	0.59
	Hypothetical(c)	1,000.00	1,021.93	2.97	0.59
Class Z	Actual	1,000.00	1,309.00	3.62	0.63
	Hypothetical(c)	1,000.00	1,021.73	3.17	0.63
Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,251.30	$7.67	1.37%
	Hypothetical(c)	1,000.00	1,018.05	6.87	1.37
Class R	Actual	1,000.00	1,248.10	10.51	1.88
	Hypothetical(c)	1,000.00	1,015.51	9.42	1.88
Class Z-2	Actual	1,000.00	1,253.20	5.71	1.02
	Hypothetical(c)	1,000.00	1,019.79	5.12	1.02
Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,179.60	$7.70	1.42%
	Hypothetical(c)	1,000.00	1,017.80	7.12	1.42
Class R	Actual	1,000.00	1,178.60	10.18	1.88
	Hypothetical(c)	1,000.00	1,015.51	9.42	1.88
Class Z-2	Actual	1,000.00	1,182.80	5.48	1.01
	Hypothetical(c)	1,000.00	1,019.84	5.07	1.01

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b)	Annualized.

(c)	5% annual return before expenses.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 06/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Alger collect my personal information?	We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.
Why can’t I limit all sharing?	Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes—information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC, Redwood Investments, LLC, and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holding to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. These agreements must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds.

Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Trust has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board met on December 12, 2023 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with ICE Data Services (“ICE”), a third party vendor that assists each Fund with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee (the “Committee”). At the Meeting, the Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2022 through November 30, 2023 (the “Review Period”).

The Report stated that the Committee assessed each Fund’s liquidity risk by considering qualitative factors such as each Fund’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of each Fund’s liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size (“RATS”) and market price impact. The Report described the process for determining that each Fund primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on each Fund and concluded that each Fund remained primarily highly liquid. The Report stated that during the Reporting Period, based on updates to Alger Management’s Rule 144A Policy and Procedures, the reporting of Rule 144A securities was updated to reflect the factors used to determine whether such securities, which are deemed illiquid, are liquid and freely tradeable.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

There were no material changes to the LRMP during the Review Period. The Report provided to the Board stated that the Committee concluded that, based on the operation of the functions, as described in the Report, during the Review Period, the Trust’s LRMP was operating effectively and adequately with respect to the Funds and has been effectively implemented during the Review Period.

THE ALGER INSTITUTIONAL FUNDS

100 Pearl Street, 27th Floor

New York, NY 10004

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Distributor

Fred Alger & Company, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

The Bank of New York

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of the series of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AIFSAR

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:
/s/ Hal Liebes
Hal Liebes
Principal Executive Officer

Date:	June 18, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Hal Liebes
Hal Liebes
Principal Executive Officer

Date:	June 18, 2024

By:
/s/ Michael D. Martins
Michael D. Martins
Principal Financial Officer

Date:	June 18, 2024